UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-2503
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.

(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

Annual Report
and Prospectus

Columbia
Diversified Bond Fund
(formerly known as RiverSource Diversified Bond Fund)

Annual Report for the Period Ended
August 31, 2010
(Prospectus also enclosed)

Columbia Diversified Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Table of Contents

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	14

Fund Expenses Example	16

Portfolio of Investments	19

Statement of Assets and Liabilities	51

Statement of Operations	53

Statements of Changes in Net Assets	55

Financial Highlights	57

Notes to Financial Statements	66

Report of Independent Registered Public Accounting Firm	89

Federal Income Tax Information	91

Board Members and Officers	92

Approval of Investment Management Services Agreement	98

Proxy Voting	101

Note: Effective September 27, 2010, the Fund has been renamed. While this report covers the fiscal period ended August 31, 2010, which is prior to the name change, the Fund’s new name has been reflected throughout.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Diversified Bond Fund (the Fund) Class A shares gained 10.40% (excluding sales charge) for the 12 months ended Aug. 31, 2010.

>	The Fund outperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index, which rose 9.18% for the 12-month period.

>	The Fund underperformed its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which increased 12.70% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Aug. 31, 2010)

	1 year	3 years	5 years	10 years
Columbia Diversified Bond Fund
Class A (excluding sales charge)	+10.40%	+6.05%	+5.05%	+5.35%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+9.18%	+7.65%	+5.96%	+6.47%

Lipper Intermediate Investment-Grade Debt Funds Index (unmanaged)	+12.70%	+7.04%	+5.41%	+6.09%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2010
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 10/3/74)	+10.40%	+6.05%	+5.05%	+5.35%	N/A

Class B (inception 3/20/95)	+9.56%	+5.25%	+4.26%	+4.56%	N/A

Class C (inception 6/26/00)	+9.58%	+5.26%	+4.22%	+4.54%	N/A

Class I (inception 3/4/04)	+10.78%	+6.43%	+5.46%	N/A	+5.12%

Class R2** (inception 12/11/06)	+9.90%	+5.82%	N/A	N/A	+5.42%

Class R3 (inception 12/11/06)	+9.96%	+6.02%	N/A	N/A	+5.63%

Class R4 (inception 3/20/95)	+10.24%	+6.14%	+5.13%	+5.48%	N/A

Class R5 (inception 12/11/06)	+10.52%	+6.38%	N/A	N/A	+6.02%

Class W (inception 12/01/06)	+10.30%	+5.95%	N/A	N/A	+5.49%

With sales charge
Class A (inception 10/3/74)	+5.15%	+4.34%	+4.03%	+4.84%	N/A

Class B (inception 3/20/95)	+4.56%	+4.34%	+3.92%	+4.56%	N/A

Class C (inception 6/26/00)	+8.58%	+5.26%	+4.22%	+4.54%	N/A

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC is shares are sold within one year after purchase. Sales charges do no apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

*	For classes with less than 10 years performance.
**	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

4  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

PORTFOLIO STATISTICS

Weighted average life(1)	5.39 years

Effective duration(2)	3.29 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  5

Manager Commentary

Dear Shareholder,

Columbia Diversified Bond Fund (the Fund) Class A shares (excluding sales charge) rose 10.40% for the 12 months ended Aug. 31, 2010. The Fund outperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which gained 9.18%. The Fund underperformed its peer group, represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which returned 12.70% during the same period.

Significant performance factors
The 12 months ended Aug. 31, 2010 was largely a tale of two distinct periods. Through late-March 2010, interest rates rose and the U.S. Treasury yield curve steepened, meaning long-term yields rose more than short-term yields, as a slowly improving economic backdrop led to increased investor appetite for risk. The U.S. economy grew 1.6%, 5.0%

PORTFOLIO BREAKDOWN(1) (at Aug. 31, 2010)

Asset-Backed	12.6%

Commercial Mortgage-Backed	8.6%

Consumer Discretionary	2.6%

Consumer Staples	2.5%

Energy	2.3%

Financials	5.8%

Foreign Government	2.2%

Health Care	0.8%

Industrials	1.2%

Materials	2.3%

Residential Mortgage-Backed	31.8%

Telecommunication	6.0%

U.S. Government Obligations & Agencies	6.8%

Utilities	10.0%

Other(2)	4.5%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

6  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

and 3.7% (annualized) for the third quarter of 2009, fourth quarter of 2009 and first quarter of 2010, respectively. Helping to spur the economy during these months were a number of government fiscal and monetary stimulus programs. These programs helped ignite pent-up consumer demand which in turn drove corporations to build up inventories from historically low levels. The net impact on the bond market was outperformance of lower quality fixed income sectors relative to higher quality fixed income sectors for the first nine months of the period.

During the remaining months of the annual period, interest rates declined dramatically and the U.S. Treasury yield curve flattened, meaning the difference in yields between long-term securities and short-term securities narrowed. A classic flight to quality took hold on the back of concerns regarding sovereign debt crises in peripheral Europe, financial regulatory reform legislation, and loss of stimulus-driven momentum in domestic economic data. Evidence of the economy being in a soft patch included second quarter 2010 GDP revised down from a 2.4% advance estimate to just 1.6% (annualized), a significant decline from the prior two quarters.

QUALITY BREAKDOWN(1) (at Aug. 31, 2010)

AAA rating	48.4%

AA rating	1.5%

A rating	12.4%

BBB rating	20.0%

BB rating	8.7%

B rating	3.2%

Non-investment grade	0.6%

Non-rated	5.2%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 0.2% of the bond portfolio assets were determined through internal analysis.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

As investor appetite for risk waned dramatically during these months, higher quality fixed income sectors outperformed lower quality fixed income sectors. U.S. Treasuries rallied particularly strongly, with interest rates moving lower across the yield curve, or spectrum of maturities, pushing up bond prices. By year end, the ten-year U.S. Treasury declined 89 basis points overall to yield 2.47%. Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.

Still, for the annual period as a whole, most non-Treasury sectors outpaced U.S. Treasuries, with commercial mortgage-backed securities (CMBS), high yield corporate bonds and high yield bank loans performing best within the fixed income sector. Emerging market debt, investment grade corporate bonds and asset-backed securities also fared very well. Relative to global bonds and agency securities, however, U.S. Treasury debt outperformed during the strong final quarter of the period.

With inflation low and unemployment hovering near 10% virtually throughout, the Federal Reserve Board (the Fed) maintained status quo during the annual period in its resolve to keep the targeted federal funds rate in the 0% to 0.25% range for an extended period. Given the backdrop of disappointing economic data toward the end of the annual period, the Fed made the decision at its August meeting to maintain the overall size of its balance sheet by reinvesting principal and interest payments it receives from its $2 trillion portfolio of Treasury securities and mortgage-backed securities. The goal of this program is to keep overall interest rates low by purchasing bonds in the open market in order to stimulate the economic recovery.

Given the outperformance of non-Treasury sectors for the annual period as a whole, sector allocation within the Fund was the primary contributor to its performance relative to the Barclays Capital Index. Particularly boosting results was the Fund’s maintaining significant allocations to CMBS and investment grade corporate bonds and exposures to high yield corporate bonds and emerging market debt throughout the annual period.

Security selection also contributed positively to the Fund’s results. Issue selection within the mortgage-backed securities sector especially added value. Issue selection within investment grade corporate bonds buoyed

8  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Fund results as well. Only partially offsetting these contributors was the modestly detracting effect of issue selection within CMBS.

Duration positioning detracted from the Fund’s results. The Fund had a shorter duration than the Barclays Capital Index in anticipation of higher rates, but such positioning hurt as interest rates moved lower during the annual period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Yield curve positioning within the Fund had a rather neutral impact on its results during the annual period overall. The Fund was positioned with a yield curve flattening bias, which hurt through March 2010 when, as mentioned earlier, the yield curve steepened. However, such positioning subsequently proved effective, as the yield curve then did in fact flatten during the last five months of the annual period.

Changes to the Fund’s portfolio
During the annual period, we incrementally added to the Fund’s allocations the more credit-sensitive non-Treasury fixed income sectors, including investment grade corporate bonds, high yield corporate bonds, CMBS and emerging market debt, on an opportunistic basis. Beginning in late March, we reduced the Fund’s position in agency mortgage-backed securities relative to the Barclays Capital Index, given the all-time tight valuations these securities then had versus U.S. Treasury securities and given that the Fed ended its purchase program of mortgage-backed securities as of March 31, 2010. Within the mortgage-backed securities sector, we maintained the Fund’s defensive stance, with a bias to higher coupon mortgages, through the second calendar quarter.

Given the outperformance of non-Treasury sectors for the annual period as a whole, sector allocation within the Fund was the primary contributor to its performance relative to the Barclays Capital Index.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

Toward the end of the annual period, we took a more “barbell” approach to coupon positioning, with greater exposure to lower coupons and higher coupons and a lesser exposure to mid-range coupons due to their callability. Among non-agency mortgage-backed securities, the Fund was primarily positioned in shorter-maturity bonds that, in our view, provide attractive yields versus Treasuries but that also provide some protection against future uncertainty in housing and further government intervention, such as foreclosure moratoriums and additional large-scale modification programs. We also reduced the Fund’s allocations to U.S. Treasuries and government-related debt during the annual period. The Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 420%.*

Our future strategy
While periods of deep economic hardship are often followed by sharp rebounds in growth, research indicates that recoveries from recessions brought on by financial crisis are different. As businesses and households seek to increase savings and reduce debt levels, recoveries from financial crisis tend to be relatively sluggish by comparison. Coming into 2010, it appears that investor expectations may have been a bit too optimistic given the slowdown we have seen beginning in April. However, while the economic recovery may be mild by historical standards, we still expect the economy to expand at a moderate pace over the next 12 months. We believe the combination of accommodative monetary policy and strong corporate balance sheets will allow businesses to perform well, while consumer spending should gradually return as the labor market improves. The Fund can invest in three balance sheets — government, corporate and consumer. Given the slow growth, low inflation environment we anticipate for the economy, we presently believe the corporate balance sheet, generically, is the best positioned of the three. We expect consumer balance sheets to continue to improve over time but slowly, while the government balance sheet appears the most strained.

Going forward, then, as reflected by the Fund’s significant weighting to corporate bonds, it is in this segment of the fixed income market where we currently feel the best potential value for our shareholders exists. We believe value particularly exists in investment grade corporate bonds where fundamentals are strong and corporate cash positions are high. An

10  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

abundance of cash on hand leads to low net debt positions and increased financial flexibility. We also currently intend to maintain the Fund’s significant exposure to CMBS, which we believe offer good value relative to other investment grade assets. We expect an improving economy to bode well for CMBS and fundamental trends should continue to improve. We further intend to maintain a Fund position in high yield corporate bonds where the differential in yields between these securities and duration-equivalent U.S. Treasuries remains above long-term averages and the default rate remains low. Indeed, JP Morgan is forecasting a 2% default rate within this segment of the fixed income market for 2011, which trends well below its long-term historical averages of 4.14% over the past ten years and of 4.30% over the past 25 years. Further, access to capital continues, as 2010 is anticipated to be a record year for new issuance of high yield corporate bonds, surpassing the record year of 2009, with $180 billion of new issues. This trend continues to push out the refinancing risk in the high yield corporate bond market.

We expect to maintain a modest exposure to U.S. Treasuries compared to the Barclays Capital Index. At the end of August, we believed Treasury yields were pricing in a more bearish scenario than we anticipate, and we expect Treasury yields to rise as risk aversion fades and the economy experiences slow but positive growth, avoiding a double-dip recession. Given this view as well as our belief that the Fed may be on hold until mid-to-late 2011, we currently intend to maintain the Fund’s duration below that of the Barclays Capital Index. We also expect to maintain the Fund’s yield curve flattening bias. All that said, we believe that security selection will remain key to Fund performance in the months ahead, and so, as always, we will maintain our disciplined focus on individual security selection. In today’s market, our goal is to maintain an attractive yield profile with a focus on higher quality assets.

Colin Lundgren, CFA® Portfolio Manager	Tom Murphy, CFA® Portfolio Manager	Jennifer Ponce de Leon Portfolio Manager

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  11

Manager Commentary (continued)

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC** (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

**	Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.

12  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Diversified Bond Fund Class A shares (from 9/1/00 to 8/31/10) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Aug. 31, 2010
	1 year	3 years	5 years	10 years
Columbia Diversified Bond Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,515	$11,360	$12,186	$16,045

Average annual total return	+5.15%	+4.34%	+4.03%	+4.84%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,918	$12,475	$13,356	$18,712

Average annual total return	+9.18%	+7.65%	+5.96%	+6.47%

Lipper Intermediate Investment-Grade Debt Funds Index(2)
Cumulative value of $10,000	$11,270	$12,264	$13,016	$18,061

Average annual total return	+12.70%	+7.04%	+5.41%	+6.09%

Results for other share classes can be found on page 4.

14  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2)	The Lipper Intermediate Investment-Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  15

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	March 1, 2010	Aug. 31, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,058.90	$4.46	(c)	.85%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,021.15	$4.38	(c)	.85%(c	)

Class B

Actual(b)	$1,000	$1,054.80	$8.43	(c)	1.61%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,017.28	$8.28	(c)	1.61%(c	)

Class C

Actual(b)	$1,000	$1,054.90	$8.38	(c)	1.60%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,017.33	$8.22	(c)	1.60%(c	)

Class I

Actual(b)	$1,000	$1,060.80	$2.57	(c)	.49%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,022.98	$2.53	(c)	.49%(c	)

Class R2

Actual(b)	$1,000	$1,056.50	$6.76	(c)	1.29%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,018.91	$6.64	(c)	1.29%(c	)

Class R3

Actual(b)	$1,000	$1,055.70	$5.45	(c)	1.04%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,020.18	$5.35	(c)	1.04%(c	)

Class R4

Actual(b)	$1,000	$1,057.20	$4.14	(c)	.79%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,021.45	$4.07	(c)	.79%(c	)

Class R5

Actual(b)	$1,000	$1,058.50	$2.83	(c)	.54%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,022.73	$2.78	(c)	.54%(c	)

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  17

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	March 1, 2010	Aug. 31, 2010	the period(a)		expense ratio
Class W

Actual(b)	$1,000	$1,058.40	$4.93	(c)	.94%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.84	(c)	.94%(c	)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Aug. 31, 2010: +5.89% for Class A, +5.48% for Class B, +5.49% for Class C, +6.08% for Class I, +5.65% for Class R2, +5.57% for Class R3, +5.72% for Class R4, +5.85% for Class R5 and +5.84 for Class W.
(c)	Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2011, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.84% for Class A, 1.59% for Class B, 1.59% for Class C, 0.49% for Class I, 1.09% for Class R2, 1.04% for Class R3, 0.79% for Class R4, 0.54% for Class R5 and 0.84% for Class W. Any amounts waived will not be reimbursed by the Fund. This change is effective Nov. 1, 2010. Had this change been in place for the entire six month period ended Aug. 31, 2010, the actual expenses paid would have been $4.41 for Class A, $8.32 for Class B, $8.32 for Class C, $5.71 for Class R2 and $4.41 for Class W; the hypothetical expenses paid would have been $4.33 for Class A, $8.17 for Class B, $8.17 for Class C, $5.61 for Class R2 and $4.33 for Class W.

18  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Portfolio of Investments

Aug. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (110.4%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Foreign Agencies (0.3%)(c)
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured
06-10-19	6.500%	$2,500,000	(d)	$2,865,131
Pemex Project Funding Master Trust
03-01-18	5.750	1,790,000	(q)	1,953,708
03-05-20	6.000	2,000,000	(d,q)	2,165,000
01-21-21	5.500	3,070,000	(d,q)	3,192,665
06-15-35	6.625	2,543,000	(q)	2,765,469
Petroleos de Venezuela SA
04-12-17	5.250	4,359,000		2,495,528

Total		15,437,501

Sovereign (1.1%)(c)
Argentina Bonos Senior Unsecured
09-12-13	7.000	2,762,000		2,679,269
10-03-15	7.000	5,290,000		4,607,590
Argentina Government International Bond Senior Unsecured
12-15-35	0.000	3,350,000	(e)	335,000
Columbia Government International Bond Senior Unsecured
01-18-41	6.125	3,500,000	(q)	3,880,704
Dominican Republic International Bond
05-06-21	7.500	1,000,000	(d)	1,097,500
El Salvador Government International Bond
06-15-35	7.650	1,313,000	(d)	1,431,170
Emirate of Abu Dhabi Senior Unsecured
08-02-12	5.500	200,000	(d)	216,003
Indonesia Government International Bond Senior Unsecured
01-17-18	6.875	3,522,000	(d,q)	4,208,790
03-13-20	5.875	1,000,000	(d,q)	1,128,750
10-12-35	8.500	987,000	(d)	1,439,836
01-17-38	7.750	2,350,000	(d)	3,219,500
Philippine Government International Bond Senior Unsecured
01-15-16	8.000	425,000		533,375
01-14-31	7.750	1,979,000		2,646,913
Russian Foreign Bond — Eurobond
03-31-30	7.500	5,269,760	(d)	6,239,396
Russian Foreign Bond — Eurobond Senior Unsecured
04-29-20	5.000	3,400,000	(d,q)	3,468,000
Turkey Government International Bond Senior Unsecured
09-26-16	7.000	450,000		518,625
04-03-18	6.750	1,429,000		1,629,060
11-07-19	7.500	1,400,000		1,676,500
03-30-21	5.625	3,000,000		3,142,500
03-17-36	6.875	3,506,000		3,891,660
Uruguay Government International Bond
05-17-17	9.250	678,000	(q)	881,400
11-18-22	8.000	1,100,000		1,419,000
Uruguay Government International Bond Senior Unsecured
03-21-36	7.625	1,592,000	(q)	2,053,680
Venezuela Government International Bond
02-26-16	5.750	1,579,000	(d,q)	1,057,930
Venezuela Government International Bond Senior Unsecured
10-08-14	8.500	715,000		589,875
05-07-23	9.000	1,600,000	(d)	1,018,400

Total		55,010,426

Treasury (1.1%)(c)
Brazil Notas do Tesouro Nacional (BRL)
01-01-13	10.000	2,060,000		11,536,047
Indonesia Treasury Bond (IDR) Senior Unsecured
07-15-22	10.250	39,000,000,000		4,890,941

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Treasury (cont.)
Mexican Bonos (MXN)
12-17-15	8.000%	482,690,000		$40,147,664

Total		56,574,652

U.S. Government Obligations & Agencies (7.9%)
Federal Home Loan Mortgage Corp.
11-18-11	1.000	$23,000,000	(q)	23,026,312
Federal National Mortgage Association
09-10-12	2.180	20,000,000	(q)	20,007,700
U.S. Treasury
03-31-12	1.000	9,470,000	(q)	9,556,935
01-15-13	1.375	16,435,000	(q)	16,741,874
04-15-13	1.750	4,110,000		4,229,437
08-15-13	0.750	19,900,000	(q)	19,924,875
07-31-15	1.750	36,770,000	(q)	37,539,964
07-31-17	2.375	73,710,000	(q)	75,967,368
08-15-19	3.625	15,000,000	(q)	16,541,010
08-15-20	2.625	1,650,000	(q)	1,671,140
02-15-40	4.625	29,122,000	(q)	34,937,314
05-15-40	4.375	121,660,000	(q)	140,365,224

Total		400,509,153

Asset-Backed (14.6%)
Access Group, Inc. Series 2005-1 Class A1
06-22-18	0.618	10,039,277	(m)	10,025,981
AmeriCredit Automobile Receivables Trust Series 2006-RM Class A2 (NPFGC)
08-08-11	5.420	305,611	(h)	306,211
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4 (XLCA)
10-06-13	0.335	5,089,131	(h,m)	5,026,120
AmeriCredit Automobile Receivables Trust Series 2007-CM Class A3B (NPFGC)
05-07-12	0.325	946,799	(h,m)	946,466
AmeriCredit Automobile Receivables Trust Series 2010-1 Class A3
03-17-14	1.660	7,400,000		7,503,045
AmeriCredit Automobile Receivables Trust Series 2010-B Class A2 (AGCP)
05-06-12	1.180	8,125,000	(h)	8,126,601
Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A
08-20-14	3.630	5,250,000	(d)	5,447,669
BA Credit Card Trust Series 2008-A1 Class A1
04-15-13	0.856	11,500,000	(m)	11,510,550
Banc of America Funding Corp. CMO Series 2009-R14A Class 1A1
09-26-37	1.429	22,853,395	(d,m)	21,944,959
Banc of America Funding Corp. CMO Series 2010-R3 Class 6A1
09-26-36	0.505	4,952,258	(d,m)	4,749,711
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1
11-25-36	0.314	3,996,257	(m)	3,855,171
Capital Auto Receivables Asset Trust Series 2007-SN2 Class A4
05-16-11	1.306	12,162,329	(d,m)	12,165,166
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2
05-25-36	0.364	3,602,809	(m)	3,505,058
Carrington Mortgage Loan Trust Series 2007-FRE1 Class A1
02-25-37	0.384	13,407,470	(m)	12,467,391
Centex Home Equity Series 2002-D Class M2
12-25-32	2.314	305,481	(m)	64,262
Centre Point Funding LLC Series 2010-1A Class 1
07-20-16	5.430	1,993,350	(d)	2,102,037
Chrysler Financial Lease Trust Series 2010-A Class A2
06-15-11	1.780	76,250,000	(d)	76,521,929
Chrysler Financial Lease Trust Series 2010-A Class C
09-16-13	4.490	18,300,000	(d)	18,317,253
CIT Equipment Collateral Series 2009-VT1 Class A2
06-15-11	2.200	5,116,629	(d)	5,122,514
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06-20-14	6.300	11,050,000		11,793,831

See accompanying Notes to Portfolio of Investments.

20  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Asset-Backed (cont.)
CitiFinancial Auto Issuance Trust Series 2009-1 Class A2
11-15-12	1.830%	$33,338,236	(d)	$33,499,502
Citigroup Mortgage Loan Trust, Inc. CMO Series 2009-6 Class 13A1
01-25-37	0.344	6,938,804	(d,m)	6,824,841
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-2 Class 1A1
05-25-37	0.364	5,324,579	(d,m)	5,240,384
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC3 Class A2A
03-25-37	0.374	9,575,627	(m)	9,374,175
Countrywide Asset-Backed Certificates Series 2005-1 Class MV1
07-25-35	0.664	4,356,759	(m)	4,342,839
Countrywide Asset-Backed Certificates Series 2006-4 Class 1A1M
07-25-36	0.524	1,374,085	(m)	883,784
Crown Castle Towers LLC Senior Secured
01-15-15	4.523	15,825,000	(d)	16,922,214
DT Auto Owner Trust Series 2009-1 Class A1
10-15-15	2.980	21,213,208	(d)	21,332,447
Dunkin Securitization Series 2006-1 Class A2 (AMBAC)
06-20-31	5.779	9,650,000	(d,h)	9,570,774
Equifirst Mortgage Loan Trust Series 2003-1 Class IF1
12-25-32	4.010	136,520		131,275
Ford Credit Floorplan Master Owner Trust Series 2010-1 Class A
12-15-14	1.926	7,450,000	(d,m)	7,601,259
GTP Towers Issuer LLC
02-15-15	4.436	4,000,000	(d)	4,301,324
Hertz Vehicle Financing LLC Series 2005-1A Class A4 (NPFGC)
11-25-11	0.514	17,590,000	(d,h,m)	17,563,402
Hertz Vehicle Financing LLC Series 2005-2A Class A5 (AMBAC)
11-25-11	0.514	16,325,000	(d,h,m)	16,300,315
Hertz Vehicle Financing LLC Series 2005-2A Class A6 (AMBAC)
11-25-11	5.080	20,613,500	(d,h)	20,727,355
Hertz Vehicle Financing LLC Series 2009-2A Class A1
03-25-14	4.260	10,750,000	(d)	11,165,550
Hertz Vehicle Financing LLC Series 2009-2A Class A2
03-25-16	5.290	5,000,000	(d)	5,393,177
Hertz Vehicle Financing LLC Series 2010-1A Class A1
02-15-15	2.600	7,200,000	(d)	7,262,425
HSI Asset Securitization Corp. Trust Series 2006-HE2 Class 2A1
12-25-36	0.314	2,415,877	(m)	2,182,348
HSI Asset Securitization Corp. Trust Series 2007-WF1 Class 2A1
05-25-37	0.324	5,221,547	(m)	5,088,324
Irwin Home Equity Corp. Series 2005-A Class A3
02-25-34	0.644	64,377	(m)	59,697
Jefferies & Co., Inc. CMO Series 2010-R1 Class 2A1
11-26-36	0.428	6,639,063	(d,m)	6,273,914
JP Morgan Reremic CMO Series 2009-5 Class 4AI
04-26-37	0.382	4,727,609	(d,m)	4,562,368
Lehman XS Trust Series 2006-15 Class A1
10-25-36	0.344	8,112,060	(m)	7,924,655
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2 Class A2A
05-25-37	0.374	2,063,191	(m)	2,059,184
Morgan Stanley ABS Capital I Series 2006-HE7 Class A2B
09-25-36	0.364	7,814,129	(m)	6,953,254
Morgan Stanley Resecuritization Trust Series 2010-F Class A
06-17-13	0.522	9,645,000	(d,m)	9,556,350
National Collegiate Student Loan Trust CMO I.O. Series 2006-2 Class AIO
08-25-11	10.035	9,525,000	(i)	466,211

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Asset-Backed (cont.)
National Collegiate Student Loan Trust CMO I.O. Series 2006-3 Class AIO
01-25-12	1.676%	$15,000,000	(i)	$1,219,424
National Collegiate Student Loan Trust CMO I.O. Series 2006-4 Class AIO
02-27-12	4.974	11,700,000	(i)	989,057
Navistar Financial Corp. Owner Trust Series 2010-A Class A2
10-18-12	1.470	10,275,000	(d)	10,298,747
Northstar Education Finance, Inc. Series 2004-1 Class A3
04-28-17	0.658	21,000,000	(m)	20,983,284
Novastar Home Equity Loan Series 2005-4 Class A2C
01-25-36	0.504	3,584,151	(m)	3,328,117
Novastar Home Equity Loan Series 2007-1 Class A2A2
03-25-37	4.665	2,831,418	(m)	2,800,598
Option One Mortgage Loan Trust Series 2007-HL1 Class 2A1 (XLCA)
02-25-38	0.384	2,091,644	(h,m)	2,039,736
RAAC Series Series 2007-SP1 Class A1
03-25-37	0.414	3,973,534	(m)	3,887,662
RAAC Series Series 2007-SP1 Class A2
03-25-37	0.614	10,625,000	(m)	8,105,855
RBSSP Resecuritization Trust CMO Series 2009-9 Class 10A1
10-26-36	0.429	1,249,419	(d,m)	1,244,652
RBSSP Resecuritization Trust CMO Series 2010-6 Class A1
02-26-46	0.519	12,142,526	(d,m)	11,529,870
Renaissance Home Equity Loan Trust Series 2005-4 Class A3
02-25-36	5.565	2,348,546		2,221,881
Residential Asset Securities Corp. Series 2004-KS9 Class AI4 (FGIC)
02-25-32	4.610	2,044,962	(h)	1,858,215
Santander Drive Auto Receivables Trust Series 2007-1 Class A4 (FGIC)
09-15-14	0.326	12,333,593	(h,m)	12,252,626
Santander Drive Auto Receivables Trust Series 2010-2 Class A2
08-15-13	0.950	18,050,000		18,052,354
Santander Drive Auto Receivables Trust Series 2010-A Class A1
07-15-11	0.526	46,275,533	(d)	46,268,915
SBA Tower Trust
04-15-15	4.254	13,860,000	(d)	14,759,827
Sierra Receivables Funding Co. Series 2010-1A Class A1
07-20-26	4.480	2,748,118	(d)	2,811,261
Sierra Receivables Funding Co. Series 2010-2A Class A
11-20-25	3.840	6,574,700	(d)	6,610,421
SLM Student Loan Trust Series 2006-A Class A2
12-15-20	0.617	5,430,102	(m)	5,397,148
SLM Student Loan Trust Series 2006-C Class A2
09-15-20	0.587	13,579,406	(m)	13,306,187
Soundview Home Equity Loan Trust Series 2006-EQ1 Class A2
10-25-36	0.374	2,148,638	(m)	2,073,204
Soundview Home Equity Loan Trust Series 2006-OPT3 Class 2A3
06-25-36	0.434	17,205,000	(m)	13,380,896
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2B
12-25-36	0.364	5,507,724	(m)	5,420,680
Structured Asset Securities Corp. Series 2006-GEL2 Class A1
04-25-36	0.374	1,252,579	(d,m)	1,250,281
Triad Auto Receivables Owner Trust Series 2006-B Class A4 (AGM)
11-12-12	5.520	7,353,661	(h)	7,447,560
Triad Auto Receivables Owner Trust Series 2006-C Class A4 (AMBAC)
05-13-13	5.310	26,095,562	(h)	26,675,201
Triad Auto Receivables Owner Trust Series 2007-A Class A4 (AGM)
02-12-14	0.346	20,811,685	(h,m)	20,502,236

See accompanying Notes to Portfolio of Investments.

22  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Asset-Backed (cont.)
Triad Auto Receivables Owner Trust Series 2007-B Class A3A (AGM)
10-12-12	5.240%	$90	(g,h)	$92
10-12-12	5.240	1,425,220	(h)	1,447,295
Westlake Automobile Receivables Trust Series 2010-1A Class A
12-17-12	1.750	8,273,419	(d)	8,278,158

Total		741,506,712

Commercial Mortgage-Backed (10.1%)(f)
Banc of America Commercial Mortgage, Inc. Series 2005-3 Class A4
07-10-43	4.668	11,547,000		12,117,962
Banc of America Commercial Mortgage, Inc. Series 2005-6 Class A4
09-10-47	5.350	11,150,000		12,304,356
Bear Stearns Commercial Mortgage Securities Series 2007-PW18 Class A1
06-13-50	5.038	2,218,386		2,278,870
CDC Commercial Mortgage Trust Series 2002-FX1 Class A2
11-15-30	5.676	10,181,715		10,493,463
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4
10-15-49	5.431	3,150,000		3,387,078
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4
07-15-44	5.396	6,599,000	(m)	7,235,522
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class ASB
07-15-44	5.397	3,225,000		3,477,485
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4
12-11-49	5.322	14,750,000		15,111,902
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A Class BFL
02-05-19	0.610	2,700,000	(d,m)	2,391,172
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4
12-10-49	6.009	9,540,000	(q)	10,325,567
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CP4 Class A4
12-15-35	6.180	6,215,637		6,355,929
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class A4
01-15-37	4.750	8,335,000		8,685,730
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1
05-15-36	3.819	758,421		767,136
Federal National Mortgage Association #725217
02-01-14	4.777	966,972		1,054,267
Federal National Mortgage Association #735029
09-01-13	5.322	342,069		359,056
FREMPF Mortgage Trust CMO Series 2010-K6 Class B
12-26-46	5.357	4,200,000	(d)	3,659,656
GE Capital Commercial Mortgage Corp. Series 2001-3 Class A2
06-10-38	6.070	6,900,000		7,171,444
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5
06-10-48	4.772	400,000		426,713
General Electric Capital Assurance Co. Series 2003-1 Class A4
05-12-35	5.254	10,080,827	(d)	10,837,282
General Electric Capital Assurance Co. Series 2003-1 Class A5
05-12-35	5.743	5,050,000	(d)	5,824,321
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A3
07-05-35	3.858	5,650,000		5,779,555
Greenwich Capital Commercial Funding Corp. Series 2003-C2 Class A3
01-05-36	4.533	5,009,245		5,139,594
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A5
06-10-36	4.883	3,550,000		3,617,156
Greenwich Capital Commercial Funding Corp. Series 2007-GG11 Class A4
12-10-49	5.736	15,750,000		16,255,017
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4
03-10-39	5.444	61,694,000	(q)	64,617,370
GS Mortgage Securities Corp. II Series 2004-GG2 Class A3
08-10-38	4.602	1,695,085		1,705,144

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Commercial Mortgage-Backed (cont.)
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A
07-10-39	4.751%	$17,020,000		$18,256,353
GS Mortgage Securities Corp. II Series 2007-EOP Class A1
03-06-20	0.385	10,587,928	(d,m)	10,298,729
GS Mortgage Securities Corp. II Series 2007-EOP Class J
03-06-20	1.145	9,050,000	(d,m)	7,850,145
GS Mortgage Securities Corp. II Series 2007-GG10 Class A4
08-10-45	6.002	6,890,000	(q)	7,123,651
GS Mortgage Securities Corp. II Series 2007-GG10 Class F
08-10-45	6.002	9,800,000		1,272,853
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-LN1 Class A1
10-15-37	4.134	1,812,741		1,879,862
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A1
03-12-39	3.972	1,209,587		1,242,353
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A2
03-12-39	4.767	7,419,000		7,882,152
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C2 Class A2
05-15-41	5.279	3,584,380		3,736,332
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CBX Class A3
01-12-37	4.184	1,947,640		1,946,986
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-LN2 Class A1
07-15-41	4.475	6,515,565		6,685,748
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A3
07-15-42	4.697	4,700,000		4,833,486
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3 Class ASB
08-15-42	4.893	12,210,604		12,875,368
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class A4
12-15-44	5.359	26,060,000		28,707,279
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class ASB
04-15-43	5.490	12,380,000		13,255,764
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class A1
12-05-27	4.314	5,291,605	(d)	5,714,676
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class A2
12-05-27	5.633	7,441,000	(d)	8,522,421
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-C1 Class A1
06-15-43	3.853	7,227,211	(d)	7,553,213
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A3
03-15-29	3.973	4,700,000		4,805,750
LB-UBS Commercial Mortgage Trust Series 2004-C6 Class A6
08-15-29	5.020	3,500,000		3,732,304
LB-UBS Commercial Mortgage Trust Series 2005-C5 Class AAB
09-15-30	4.930	4,449,561		4,670,613
LB-UBS Commercial Mortgage Trust Series 2006-C4 Class AAB
06-15-32	6.055	5,100,000		5,622,256
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3
09-15-45	5.866	16,200,000		17,027,781
Merrill Lynch Mortgage Trust Series 2008-C1 Class A1
02-12-51	4.706	1,621,368		1,656,762
Morgan Stanley Capital I Series 2004-HQ4 Class A5
04-14-40	4.590	12,795,000		12,894,417
Morgan Stanley Capital I Series 2006-T23 Class AAB
08-12-41	5.968	3,675,000		4,024,307
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A
08-12-45	6.002	9,500,000	(d,m,q)	10,387,800
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A
08-12-45	6.000	37,075,000	(d)	40,539,755

See accompanying Notes to Portfolio of Investments.

24  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Commercial Mortgage-Backed (cont.)
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A2
08-15-39	5.763%	$3,900,000	(m)	$4,133,635
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3
08-15-39	6.044	2,850,000		3,145,932
Wachovia Bank Commercial Mortgage Trust Series 2005-C16 Class A2
10-15-41	4.380	1,434,122		1,459,832
Wachovia Bank Commercial Mortgage Trust Series 2005-C20 Class A5
07-15-42	5.087	5,342,000		5,492,748
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class A3
03-15-45	5.558	7,550,000		8,338,619
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class APB
03-15-45	5.576	3,200,000		3,404,510
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB
07-15-45	5.727	3,900,000		4,167,685
Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4
11-15-48	5.308	2,200,000		2,354,344

Total		508,875,168

Residential Mortgage-Backed (37.0%)(f)
American General Mortgage Loan Trust CMO Series 2009-1 Class A7
09-25-48	5.750	21,201,525	(d)	20,426,567
Banc of America Alternative Loan Trust CMO Series 2004-3 Class 1A1
04-25-34	6.000	6,977,398		7,248,414
Banc of America Funding Corp. CMO Series 2010-R4 Class 4A1
06-26-37	0.539	6,948,441	(d,m)	6,659,872
Banc of America Mortgage Securities, Inc. CMO Series 2005-E Class 2A5
06-25-35	2.866	7,433,901	(m)	7,391,755
BCAP LLC Trust CMO Series 2009-RR1 Class 2A2
05-26-35	2.910	13,823,234	(d,m)	3,317,576
BCAP LLC Trust CMO Series 2009-RR8 Class 3A2
03-26-37	5.500	3,042,248	(d)	1,701,305
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2005-8 Class A4
08-25-35	5.107	6,475,000	(d,m)	5,214,463
Bear Stearns Alt-A Trust CMO Series 2005-2 Class 2A2B
04-25-35	2.669	51,608	(m)	22,769
Bear Stearns Mortgage Funding Trust CMO Series 2007-AR1 Class 2A4
02-25-37	0.499	5,807,224	(m)	680,868
Castle Peak Loan Trust CMO Series 2010-NPL1 Class A
12-25-50	7.750	13,182,424	(d)	13,182,424
ChaseFlex Trust CMO Series 2005-2 Class 2A2
06-25-35	6.500	1,615,733		1,470,112
Citigroup Mortgage Loan Trust, Inc. CMO Series 2009-4 Class 11A2
10-25-36	0.714	5,352,488	(d,m)	1,070,498
Citigroup Mortgage Loan Trust, Inc. CMO Series 2009-4 Class 13A3
10-25-35	2.910	2,046,982	(d,m)	450,868
Citigroup Mortgage Loan Trust, Inc. CMO Series 2009-5 Class 3A2
06-25-36	5.500	4,547,358	(d)	1,034,524
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-4 Class 4A5
10-25-35	5.000	13,745,577	(d)	13,745,577
Countrywide Alternative Loan Trust CMO I.O. Series 2007-8CB Class A13
05-25-37	33.420	3,987,598	(i)	421,652
Countrywide Alternative Loan Trust CMO Series 2003-11T1 Class A1
07-25-18	4.750	2,046,524		2,078,212
Countrywide Alternative Loan Trust CMO Series 2005-42CB Class A9
10-25-35	0.514	1,052,698	(m)	1,034,776
Countrywide Alternative Loan Trust CMO Series 2006-OC9 Class A1
12-25-46	0.339	691,013	(m)	681,413

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Countrywide Alternative Loan Trust CMO Series 2007-OH1 Class A1A
04-25-47	0.354%	$1,884,450	(m)	$1,682,988
Countrywide Alternative Loan Trust CMO Series 2007-OH3 Class A3
09-25-47	0.764	14,161,780	(m)	1,859,844
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2005-R2 Class 2A1
06-25-35	7.000	4,340,941	(d)	4,325,956
Credit Suisse Mortgage Capital Certificates CMO Series 2009-12R Class 13A1
08-27-37	6.000	5,005,791	(d)	5,303,957
Credit Suisse Mortgage Capital Certificates CMO Series 2009-12R Class 30A1
12-27-36	5.300	4,444,569	(d)	4,526,355
Credit Suisse Mortgage Capital Certificates CMO Series 2010-11R Class A1
06-28-47	1.260	23,859,036	(d,m)	22,497,975
Credit Suisse Mortgage Capital Certificates CMO Series 2010-12R Class 13A1
12-26-37	4.250	19,987,205	(d,m)	20,154,180
Credit Suisse Mortgage Capital Certificates CMO Series 2010-6R Class 1A2
02-27-37	5.500	6,230,079	(d)	5,918,575
Fadr LLC Series 2009-2 Class A
01-28-40	2.571	5,886,399	(d,m)	5,448,958
Federal Home Loan Mortgage Corp.
09-01-25	4.500	200,000	(g)	211,500
09-01-25	5.500	200,000	(g)	214,875
09-01-40	5.000	17,975,000	(g)	19,073,165
09-01-40	5.500	64,925,000	(g)	69,287,181
09-01-40	6.000	5,000,000	(g)	5,373,440
Federal Home Loan Mortgage Corp. #170216
03-01-17	8.500	3,299		3,668
Federal Home Loan Mortgage Corp. #1G2547
12-01-36	6.119	181,194	(m)	195,368
Federal Home Loan Mortgage Corp. #1Q0140
08-01-36	6.105	154,800	(m)	163,340
Federal Home Loan Mortgage Corp. #284190
01-01-17	8.000	186		206
Federal Home Loan Mortgage Corp. #290970
04-01-17	8.000	3,507		3,881
Federal Home Loan Mortgage Corp. #295114
06-01-17	8.500	2,888		2,925
Federal Home Loan Mortgage Corp. #540861
09-01-19	8.500	28,089		32,122
Federal Home Loan Mortgage Corp. #A00304
04-01-21	9.000	28,146		31,379
Federal Home Loan Mortgage Corp. #A12692
10-01-32	6.000	65,559		73,124
Federal Home Loan Mortgage Corp. #A13854
09-01-33	6.000	91,375		101,920
Federal Home Loan Mortgage Corp. #B10254
10-01-18	5.500	244,534		263,952
Federal Home Loan Mortgage Corp. #B12280
02-01-19	5.500	131,251		141,934
Federal Home Loan Mortgage Corp. #C00103
03-01-22	8.500	65,659		75,735
Federal Home Loan Mortgage Corp. #C00144
08-01-22	8.500	60,609		70,145
Federal Home Loan Mortgage Corp. #C00356
08-01-24	8.000	235,122		269,972
Federal Home Loan Mortgage Corp. #C00666
10-01-28	7.000	26,040		29,491
Federal Home Loan Mortgage Corp. #C53878
12-01-30	5.500	1,071,214		1,154,603
Federal Home Loan Mortgage Corp. #C59161
10-01-31	6.000	75,228		82,618
Federal Home Loan Mortgage Corp. #C62993
01-01-32	6.500	611,501		677,704
Federal Home Loan Mortgage Corp. #C63552
01-01-32	6.500	817,870		919,078
Federal Home Loan Mortgage Corp. #C64703
03-01-32	6.500	605,125		680,059
Federal Home Loan Mortgage Corp. #C67723
06-01-32	7.000	506,055		574,071
Federal Home Loan Mortgage Corp. #C77372
03-01-33	6.000	178,005		197,322
Federal Home Loan Mortgage Corp. #C78031
04-01-33	5.500	5,735,702		6,261,604
Federal Home Loan Mortgage Corp. #C79930
06-01-33	5.500	4,516,805		4,876,481
Federal Home Loan Mortgage Corp. #C90767
12-01-23	6.000	4,188,707		4,598,255

See accompanying Notes to Portfolio of Investments.

26  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal Home Loan Mortgage Corp. #D96300
10-01-23	5.500%	$3,398,974		$3,673,985
Federal Home Loan Mortgage Corp. #E01127
02-01-17	6.500	511,233		550,912
Federal Home Loan Mortgage Corp. #E01419
05-01-18	5.500	2,080,588		2,244,488
Federal Home Loan Mortgage Corp. #E74288
12-01-13	6.000	49,566		53,493
Federal Home Loan Mortgage Corp. #E79810
11-01-14	7.500	423,544		456,091
Federal Home Loan Mortgage Corp. #E90216
05-01-17	6.000	556,064		601,510
Federal Home Loan Mortgage Corp. #E96624
05-01-18	5.000	611,325		654,377
Federal Home Loan Mortgage Corp. #E98725
08-01-18	5.000	5,252,054		5,625,640
Federal Home Loan Mortgage Corp. #E99684
10-01-18	5.000	5,692,343		6,160,705
Federal Home Loan Mortgage Corp. #G00286
02-01-25	8.000	91,954		105,583
Federal Home Loan Mortgage Corp. #G01108
04-01-30	7.000	1,555,917		1,763,468
Federal Home Loan Mortgage Corp. #G01410
04-01-32	7.000	181,494		204,979
Federal Home Loan Mortgage Corp. #G01441
07-01-32	7.000	1,570,185		1,773,359
Federal Home Loan Mortgage Corp. #G01535
04-01-33	6.000	6,650,097		7,417,742
Federal Home Loan Mortgage Corp. #G02757
06-01-36	5.000	18,341,144	(q)	19,557,201
Federal Home Loan Mortgage Corp. #G03419
07-01-37	6.000	6,750,888		7,425,935
Federal Home Loan Mortgage Corp. #G30225
02-01-23	6.000	5,587,704	(q)	6,147,781
Federal Home Loan Mortgage Corp. #H01724
09-01-37	6.000	694,644		738,521
Federal Home Loan Mortgage Corp. CMO I.O. Series 2795 Class IY
07-15-17	163.741	96,195	(i)	1,245
Federal Home Loan Mortgage Corp. CMO I.O. Series 2817 Class SA
06-15-32	0.000	3,202,614	(i)	203,569
Federal Home Loan Mortgage Corp. CMO I.O. Series 3155 Class PS
05-15-36	0.000	17,133,955	(i)	2,867,074
Federal Home Loan Mortgage Corp. CMO I.O. Series 3430 Class IA
07-15-12	119.079	21,935,410	(i)	122,544
Federal Home Loan Mortgage Corp. CMO I.O. Series 3447 Class AI
03-15-12	32.360	11,337,454	(i)	127,650
Federal Home Loan Mortgage Corp. CMO I.O. Series 3517 Class JI
12-15-12	39.715	9,036,573	(i)	101,766
Federal Home Loan Mortgage Corp. CMO I.O. Series 3630 Class AI
03-15-17	0.000	60,844,538	(i)	2,974,239
Federal Home Loan Mortgage Corp. CMO I.O. Series 3639 Class SC
02-15-40	0.000	16,869,377	(i)	2,048,113
Federal Home Loan Mortgage Corp. CMO Series 2576 Class KJ
02-15-33	5.500	664,281		664,111
Federal National Mortgage Association
09-01-25	3.500	108,300,000	(g)	112,276,667
09-01-25	4.500	35,500,000	(g)	37,552,326
09-01-25	5.000	24,655,000	(g)	26,219,064
09-01-25	5.500	2,060,000	(g)	2,215,788
09-01-40	4.000	113,500,000	(g)	117,525,731
09-01-40	4.500	139,000,000	(g)	145,949,999
09-01-40	5.000	10,980,000	(g)	11,659,388
09-01-40	5.500	69,975,000	(g)	74,818,600
09-01-40	6.000	80,760,000	(g)	86,943,146
09-01-40	6.500	55,300,000	(g)	60,199,248
Federal National Mortgage Association #125479
04-01-27	7.500	140,489		159,779
Federal National Mortgage Association #190899
04-01-23	8.500	164,524		179,442
Federal National Mortgage Association #190944
05-01-24	6.000	3,292,608		3,554,748
Federal National Mortgage Association #190988
06-01-24	9.000	160,326		174,620
Federal National Mortgage Association #231309
09-01-23	6.500	54,648		60,364

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  27

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #231310
09-01-23	6.500%	$327,840		$362,132
Federal National Mortgage Association #250330
09-01-25	8.000	171,589		198,043
Federal National Mortgage Association #250495
03-01-26	7.000	292,428		330,197
Federal National Mortgage Association #250765
12-01-26	8.000	125,869		145,359
Federal National Mortgage Association #251116
08-01-27	8.000	166,887		192,948
Federal National Mortgage Association #252440
05-01-29	7.000	126,238		142,916
Federal National Mortgage Association #252498
06-01-29	7.000	3,334		3,775
Federal National Mortgage Association #253883
08-01-16	6.000	1,250,374		1,351,002
Federal National Mortgage Association #254236
03-01-17	6.500	777,132		844,987
Federal National Mortgage Association #254383
06-01-32	7.500	204,082		232,858
Federal National Mortgage Association #254587
12-01-22	5.500	276,664		299,569
Federal National Mortgage Association #254802
07-01-18	4.500	1,495,172		1,598,762
Federal National Mortgage Association #254916
09-01-23	5.500	5,942,961		6,429,413
Federal National Mortgage Association #256901
09-01-37	6.500	144,365		156,135
Federal National Mortgage Association #268071
01-01-24	6.500	90,774		100,269
Federal National Mortgage Association #303226
02-01-25	8.000	67,137		77,370
Federal National Mortgage Association #323715
05-01-29	6.000	232,580		256,448
Federal National Mortgage Association #323933
09-01-29	7.000	2,223,995		2,517,811
Federal National Mortgage Association #408207
01-01-28	6.500	82,169		91,347
Federal National Mortgage Association #455791
01-01-29	6.500	227,047		252,050
Federal National Mortgage Association #489888
05-01-29	6.500	857,406		951,826
Federal National Mortgage Association #493945
04-01-29	6.500	55,806		61,558
Federal National Mortgage Association #496029
01-01-29	6.500	1,175,353		1,291,748
Federal National Mortgage Association #518159
09-01-14	7.000	175,488		188,151
Federal National Mortgage Association #545008
06-01-31	7.000	1,757,949		2,017,245
Federal National Mortgage Association #545342
04-01-13	7.000	33,572		34,847
Federal National Mortgage Association #545684
05-01-32	7.500	190,249		216,862
Federal National Mortgage Association #545868
08-01-32	7.000	63,530		72,483
Federal National Mortgage Association #545869
07-01-32	6.500	1,188,816		1,328,839
Federal National Mortgage Association #545885
08-01-32	6.500	2,310,763		2,562,058
Federal National Mortgage Association #545910
08-01-17	6.000	2,204,268		2,387,002
Federal National Mortgage Association #555340
04-01-33	5.500	189,346		206,310
Federal National Mortgage Association #555343
08-01-17	6.000	2,224,300		2,407,477
Federal National Mortgage Association #555375
04-01-33	6.000	14,812,449	(q)	16,341,363
Federal National Mortgage Association #555458
05-01-33	5.500	14,241,494		15,260,651
Federal National Mortgage Association #555528
04-01-33	6.000	8,548,839		9,418,133
Federal National Mortgage Association #555734
07-01-23	5.000	5,160,301		5,528,655
Federal National Mortgage Association #555794
09-01-28	7.500	500,315		567,384
Federal National Mortgage Association #567840
10-01-30	7.000	850,458		962,813
Federal National Mortgage Association #582154
05-01-31	6.500	75,099		83,369
Federal National Mortgage Association #587859
12-01-16	5.500	1,759,594		1,905,148
Federal National Mortgage Association #597374
09-01-31	7.000	495,549		561,348

See accompanying Notes to Portfolio of Investments.

28  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #606882
10-01-31	7.000%	$513,484		$582,057
Federal National Mortgage Association #611831
02-01-31	7.500	25,910		29,491
Federal National Mortgage Association #615135
11-01-16	6.000	131,327		141,895
Federal National Mortgage Association #634650
04-01-32	7.500	111,489		127,209
Federal National Mortgage Association #638969
03-01-32	5.500	700,844		757,201
Federal National Mortgage Association #643362
04-01-17	6.500	272,556		296,353
Federal National Mortgage Association #646147
06-01-32	7.000	2,043,618		2,316,076
Federal National Mortgage Association #646446
06-01-17	6.500	608,063		661,155
Federal National Mortgage Association #649068
06-01-17	6.500	985,259		1,068,254
Federal National Mortgage Association #649263
08-01-17	6.500	1,075,154		1,169,844
Federal National Mortgage Association #650009
09-01-31	7.500	45,278		51,536
Federal National Mortgage Association #654208
10-01-32	6.500	1,292,888		1,435,265
Federal National Mortgage Association #654682
10-01-32	6.000	610,918		676,576
Federal National Mortgage Association #654689
11-01-32	6.000	1,017,216		1,126,281
Federal National Mortgage Association #656908
09-01-32	6.500	1,097,703		1,237,307
Federal National Mortgage Association #661815
10-01-32	6.000	82,442		91,428
Federal National Mortgage Association #662061
09-01-32	6.500	1,740,469		1,932,134
Federal National Mortgage Association #667604
10-01-32	5.500	154,512		167,033
Federal National Mortgage Association #667787
02-01-18	5.500	782,751		848,969
Federal National Mortgage Association #670382
09-01-32	6.000	6,288,516		6,927,968
Federal National Mortgage Association #670387
08-01-32	7.000	822,712		932,030
Federal National Mortgage Association #677089
01-01-33	5.500	307,007		331,886
Federal National Mortgage Association #678028
09-01-17	6.000	2,778,076		3,006,859
Federal National Mortgage Association #678065
02-01-33	6.500	287,821		319,882
Federal National Mortgage Association #678937
01-01-18	5.500	1,277,885		1,396,549
Federal National Mortgage Association #678941
02-01-18	5.500	1,804,310		1,977,252
Federal National Mortgage Association #679095
04-01-18	5.000	2,872,338	(r)	3,074,617
Federal National Mortgage Association #680961
01-01-33	6.000	457,309		507,155
Federal National Mortgage Association #681080
02-01-18	5.000	488,917		523,348
Federal National Mortgage Association #681166
04-01-32	6.500	233,639		259,368
Federal National Mortgage Association #681400
03-01-18	5.500	2,711,819		2,941,055
Federal National Mortgage Association #682825
01-01-33	6.000	1,045,239		1,151,525
Federal National Mortgage Association #683100
02-01-18	5.500	95,972		104,913
Federal National Mortgage Association #683116
02-01-33	6.000	175,897		193,783
Federal National Mortgage Association #684586
03-01-33	6.000	1,992,893		2,210,104
Federal National Mortgage Association #686172
02-01-33	6.000	1,566,524		1,725,817
Federal National Mortgage Association #686528
02-01-33	6.000	2,349,879		2,605,986
Federal National Mortgage Association #687051
01-01-33	6.000	6,227,185		6,709,261
Federal National Mortgage Association #689026
05-01-33	5.500	845,778		921,042
Federal National Mortgage Association #689093
07-01-28	5.500	1,871,484		2,021,974
Federal National Mortgage Association #694628
04-01-33	5.500	4,365,698	(r)	4,756,428
Federal National Mortgage Association #694795
04-01-33	5.500	5,042,528	(r)	5,493,890

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  29

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #694988
03-01-33	5.500%	$6,419,061		$6,990,201
Federal National Mortgage Association #695202
03-01-33	6.500	2,052,126		2,272,020
Federal National Mortgage Association #695909
05-01-18	5.500	1,238,755		1,357,983
Federal National Mortgage Association #699424
04-01-33	5.500	3,041,786		3,314,049
Federal National Mortgage Association #702427
04-01-33	5.500	2,486,900		2,709,509
Federal National Mortgage Association #704005
05-01-33	5.500	660,505		713,823
Federal National Mortgage Association #705655
05-01-33	5.000	319,176		342,183
Federal National Mortgage Association #709093
06-01-33	6.000	79,431		87,235
Federal National Mortgage Association #709901
06-01-18	5.000	285,571		309,415
Federal National Mortgage Association #710823
05-01-33	5.500	485,744		529,227
Federal National Mortgage Association #711503
06-01-33	5.500	75,348		81,742
Federal National Mortgage Association #720070
07-01-23	5.500	1,556,096		1,683,468
Federal National Mortgage Association #723687
08-01-28	5.500	2,330,764		2,518,185
Federal National Mortgage Association #725232
03-01-34	5.000	12,291,047	(q)	13,177,026
Federal National Mortgage Association #725684
05-01-18	6.000	4,899,082		5,285,148
Federal National Mortgage Association #725813
12-01-33	6.500	6,245,557	(q)	6,914,796
Federal National Mortgage Association #726940
08-01-23	5.500	54,238		58,328
Federal National Mortgage Association #730153
08-01-33	5.500	657,362		710,428
Federal National Mortgage Association #735212
12-01-34	5.000	13,044,506		13,968,492
Federal National Mortgage Association #735224
02-01-35	5.500	19,721,093	(q)	21,313,068
Federal National Mortgage Association #735382
04-01-35	5.000	49,595,161		53,108,151
Federal National Mortgage Association #735578
06-01-35	5.000	11,939,018		12,747,388
Federal National Mortgage Association #735579
06-01-35	5.000	38,733,038		41,476,628
Federal National Mortgage Association #735676
07-01-35	5.000	44,804,560		47,978,217
Federal National Mortgage Association #738921
11-01-32	6.500	492,701		547,720
Federal National Mortgage Association #743262
10-01-18	5.000	1,931,194		2,093,826
Federal National Mortgage Association #743347
10-01-33	6.000	61,975		68,527
Federal National Mortgage Association #743579
11-01-33	5.500	169,950		183,669
Federal National Mortgage Association #745355
03-01-36	5.000	11,751,404		12,547,072
Federal National Mortgage Association #745563
08-01-34	5.500	957,374		1,034,657
Federal National Mortgage Association #747642
11-01-28	5.500	1,468,807		1,586,916
Federal National Mortgage Association #753074
12-01-28	5.500	4,504,043		4,866,222
Federal National Mortgage Association #753091
12-01-33	5.500	2,878,978		3,111,382
Federal National Mortgage Association #757581
01-01-19	5.500	595,169		645,518
Federal National Mortgage Association #759342
01-01-34	6.500	1,029,755		1,141,737
Federal National Mortgage Association #765759
12-01-18	5.000	1,655,451		1,772,033
Federal National Mortgage Association #766641
03-01-34	5.000	3,974,121		4,255,621
Federal National Mortgage Association #776962
04-01-29	5.000	11,451,359		12,279,674
Federal National Mortgage Association #779676
06-01-34	5.000	1,366,880		1,463,700
Federal National Mortgage Association #804442
12-01-34	6.500	806,291		888,658
Federal National Mortgage Association #831870
11-01-36	6.500	888,221		969,797
Federal National Mortgage Association #844445
12-01-35	5.500	8,906,154		9,583,352

See accompanying Notes to Portfolio of Investments.

30  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #845109
05-01-36	6.000%	$16,652,223		$18,137,819
Federal National Mortgage Association #886291
07-01-36	7.000	4,338,204		4,893,507
Federal National Mortgage Association #894547
05-01-35	2.784	4,582,839	(m)	4,778,308
Federal National Mortgage Association #909214
07-01-38	7.000	1,511,636		1,679,772
Federal National Mortgage Association #969674
02-01-38	6.000	15,564,942		16,787,733
Federal National Mortgage Association #972006
02-01-38	5.500	38,562,048	(g)	41,281,134
Federal National Mortgage Association #976421
03-01-23	4.500	4,158,267	(r)	4,408,030
Federal National Mortgage Association #995097
10-01-37	6.500	4,087,273		4,462,656
Federal National Mortgage Association #995112
07-01-36	5.500	38,767,966		41,812,685
Federal National Mortgage Association #995753
05-01-24	4.500	48,505,618		51,403,918
Federal National Mortgage Association #AD6943
07-01-40	5.000	41,571,511		44,204,373
Federal National Mortgage Association CMO I.O. Series 2003-42 Class SK
11-25-22	12.827	37,186,164	(i)	3,232,177
Federal National Mortgage Association CMO I.O. Series 2003-44 Class SI
06-25-33	0.000	23,096,809	(i)	4,322,907
Federal National Mortgage Association CMO I.O. Series 2003-63 Class IP
07-25-33	0.000	9,360,276	(i)	1,506,344
Federal National Mortgage Association CMO I.O. Series 2003-71 Class IM
12-25-31	0.000	1,829,860	(i)	128,701
Federal National Mortgage Association CMO I.O. Series 2004-84 Class GI
12-25-22	0.000	396,220	(i)	17,217
Federal National Mortgage Association CMO I.O. Series 2008-40 Class AI
08-25-12	16.105	35,847,112	(i)	563,086
Federal National Mortgage Association CMO I.O. Series 2009-87 Class NS
11-25-39	0.000	20,625,135	(i)	2,543,448
Federal National Mortgage Association CMO I.O. Series 2010-4 Class SK
02-25-40	8.320	17,878,877	(i)	2,357,062
Federal National Mortgage Association CMO P.O. Series 43 Class 1
09-01-18	1.265	6,327	(j)	6,051
Government National Mortgage Association
09-01-40	6.000	11,000,000	(g)	11,972,818
Government National Mortgage Association #425004
10-15-33	5.500	2,591,099		2,822,163
Government National Mortgage Association #595256
12-15-32	6.000	4,279,982		4,711,628
Government National Mortgage Association #604580
08-15-33	5.000	2,403,156		2,602,065
Government National Mortgage Association #604708
10-15-33	5.500	6,334,647		6,899,547
Government National Mortgage Association #606844
09-15-33	5.000	5,882,953		6,369,884
Government National Mortgage Association CMO I.O. Series 2002-70 Class IC
08-20-32	0.000	3,732,121	(i)	418,386
Government National Mortgage Association CMO I.O. Series 2002-80 Class CI
01-20-32	0.000	162,390	(i)	1,952
Government National Mortgage Association CMO I.O. Series 2007-17 Class CI
04-16-37	0.000	8,814,539	(i)	2,519,302
Government National Mortgage Association CMO I.O. Series 2009-106 Class CM
01-16-34	2.161	26,317,543	(i)	3,639,095
Government National Mortgage Association CMO I.O. Series 2009-87 Class SK
04-20-34	17.923	39,959,500	(i)	3,649,277
Government National Mortgage Association CMO I.O. Series 2010-14 Class AV
02-16-40	8.096	10,963,568	(i)	1,657,825
Government National Mortgage Association CMO Series 2010-16 Class AB
05-16-33	2.676	14,732,390		15,150,617
Harborview Mortgage Loan Trust CMO Series 2005-16 Class 2A1A
01-19-36	0.507	215,170	(m)	125,066

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  31

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Indymac Index Mortgage Loan Trust CMO I.O. Series 2006-AR25 Class 3A3
09-25-36	3.466%	$25,027,385	(i)	$265,621
Indymac Index Mortgage Loan Trust CMO Series 2006-AR3 Class 2A1B
03-25-36	5.452	389,955	(m)	204,185
JP Morgan Alternative Loan Trust CMO Series 2006-A4 Class A1
09-25-36	5.950	6,479,526		6,448,655
JP Morgan Mortgage Trust CMO Series 2006-S4 Class A6
01-25-37	6.000	3,920,870		3,844,284
LVM Resecuritization Trust CMO Series 2009-3 Class A1
11-27-37	5.753	6,843,084	(d,m)	7,026,992
MASTR Alternative Loans Trust CMO Series 2004-2 Class 4A1
02-25-19	5.000	3,873,844		3,893,496
MASTR Alternative Loans Trust CMO Series 2004-4 Class 2A1
05-25-34	6.000	2,153,745		2,034,219
MASTR Alternative Loans Trust CMO Series 2004-7 Class 8A1
08-25-19	5.000	2,838,180		2,832,757
MASTR Alternative Loans Trust CMO Series 2004-8 Class 7A1
09-25-19	5.000	4,419,162		4,258,294
Prime Mortgage Trust CMO Series 2005-1 Class 2A1
09-25-34	5.000	8,091,903	(d)	8,204,740
RBSSP Resecuritization Trust CMO Series 2010-9 Class 4A1
09-26-45	2.034	9,334,300	(d,m)	9,303,672
Thornburg Mortgage Securities Trust CMO I.O. Series 2006-5 Class AX
10-25-46	11.945	12,911,125	(i)	501,743
Thornburg Mortgage Securities Trust CMO Series 2006-5 Class A2
10-25-46	0.444	12,865,379	(m)	12,478,560
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-K Class 2A3
07-25-34	4.699	148,737	(m)	148,218
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2
04-25-35	8.000	9,238,958		9,750,638
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2007-8 Class 2A7
07-25-37	6.000	15,121,804		15,150,838

Total		1,869,796,215

Aerospace & Defense (0.2%)
Esterline Technologies Corp.
08-01-20	7.000	130,000	(d,q)	132,275
L-3 Communications Corp.
10-15-15	6.375	4,350,000	(q)	4,453,312
Mantech International Corp.
04-15-18	7.250	517,000		527,340
Oshkosh Corp.
03-01-17	8.250	1,259,000	(q)	1,325,098
03-01-20	8.500	1,041,000		1,106,063
TransDigm, Inc.
07-15-14	7.750	1,580,000		1,627,400

Total		9,171,488

Automotive (0.1%)
Lear Corp.
03-15-18	7.875	2,731,000	(q)	2,826,585
03-15-20	8.125	1,036,000	(q)	1,072,260
Tenneco, Inc. Senior Notes
08-15-18	7.750	769,000	(d,q)	774,768

Total		4,673,613

Banking (5.8%)
Bank of America Corp. Senior Unsecured
05-01-18	5.650	21,930,000		22,884,680
07-01-20	5.625	17,935,000	(q)	18,459,797
Bank of Montreal
06-09-15	2.850	25,000,000	(c,d)	25,994,075
Canadian Imperial Bank of Commerce
07-02-15	2.600	30,000,000	(c,d,q)	30,809,782
Citigroup, Inc.
08-09-20	5.375	17,680,000		17,843,063

See accompanying Notes to Portfolio of Investments.

32  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Banking (cont.)
Citigroup, Inc. Senior Unsecured
05-15-18	6.125%	$24,465,000	(q)	$26,401,674
Export-Import Bank of Korea Senior Unsecured
10-17-12	5.500	165,000	(c)	175,817
HSBC Holdings PLC Subordinated Notes
06-01-38	6.800	8,862,000	(c)	10,490,738
ICICI Bank Ltd. Senior Unsecured
10-03-12	6.625	150,000	(c,d)	160,410
JPMorgan Chase & Co. Senior Unsecured
06-24-15	3.400	5,770,000		5,951,224
04-23-19	6.300	20,070,000		23,003,826
07-22-20	4.400	12,425,000	(q)	12,584,812
Morgan Stanley Senior Unsecured
04-01-18	6.625	4,695,000	(q)	5,159,411
07-24-20	5.500	31,210,000	(q)	31,443,232
The Goldman Sachs Group, Inc. Senior Unsecured
03-15-20	5.375	36,160,000	(q)	37,320,156
The Royal Bank of Scotland PLC
08-24-20	5.625	7,155,000	(c,q)	7,322,737
The Toronto-Dominion Bank
07-29-15	2.200	18,805,000	(c,d)	19,089,588

Total		295,095,022

Brokerage (—%)
Lehman Brothers Holdings, Inc. Senior Unsecured
05-02-18	6.875	10,135,000	(b,n)	2,204,363

Chemicals (1.1%)
Airgas, Inc.
10-01-18	7.125	2,695,000	(d)	2,971,238
Ashland, Inc.
06-01-17	9.125	1,450,000	(q)	1,656,625
CF Industries, Inc.
05-01-18	6.875	4,405,000		4,636,263
05-01-20	7.125	610,000	(q)	652,700
Chemtura Corp. Senior Unsecured
06-01-16	6.875	2,710,000	(b,n)	3,055,525
Hexion US Finance Corp./Nova Scotia ULC Senior Secured
02-01-18	8.875	700,000		647,500
Invista
05-01-12	9.250	3,189,000	(d)	3,220,890
LyondellBasell Industries Senior Secured
11-01-17	8.000	3,983,000	(d,q)	4,281,725
Nalco Co.
11-15-13	8.875	1,115,000		1,138,694
Nalco Co. Senior Notes
05-15-17	8.250	4,676,000	(q)	5,055,924
Nova Chemicals Corp. Senior Unsecured
11-01-16	8.375	1,119,000	(c,q)	1,144,178
The Dow Chemical Co. Senior Unsecured
05-15-19	8.550	22,125,000	(q)	27,733,355

Total		56,194,617

Construction Machinery (0.1%)
Case New Holland, Inc. Senior Notes
12-01-17	7.875	2,862,000	(d,q)	3,019,410
The Manitowoc Co., Inc.
11-01-13	7.125	4,320,000		4,320,000

Total		7,339,410

Consumer Products (0.2%)
Jarden Corp.
05-01-16	8.000	2,410,000		2,545,562
Spectrum Brands Holdings, Inc. Senior Secured
06-15-18	9.500	1,760,000	(d,q)	1,856,800
Visant Corp.
10-01-12	7.625	2,000,000	(q)	1,997,500

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  33

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Consumer Products (cont.)
Visant Holding Corp. Senior Discount Notes
12-01-13	10.250%	$2,015,000	(q)	$2,060,338

Total		8,460,200

Diversified Manufacturing (0.1%)
SPX Corp.
09-01-17	6.875	3,079,000	(d,q)	3,171,370

Electric (8.4%)
Arizona Public Service Co. Senior Unsecured
10-15-11	6.375	4,446,000		4,675,605
08-01-16	6.250	11,005,000		12,613,656
CenterPoint Energy Houston Electric LLC
03-01-14	7.000	10,895,000		12,930,030
CMS Energy Corp. Senior Unsecured
02-01-20	6.250	5,165,000	(q)	5,248,931
Consumers Energy Co. 1st Mortgage
02-15-14	6.000	3,855,000		4,354,014
03-15-15	5.000	470,000		522,382
02-15-17	5.150	4,515,000		5,086,274
Dominion Resources, Inc. Senior Unsecured
08-01-33	5.250	26,865,000		30,072,868
DTE Energy Co. Senior Unsecured
06-01-11	7.050	935,000		976,219
05-15-14	7.625	24,660,000	(q)	28,963,910
Florida Power Corp. 1st Mortgage
06-15-18	5.650	3,755,000		4,461,331
Indiana Michigan Power Co. Senior Unsecured
03-15-37	6.050	9,713,000		10,962,150
KCP&L Greater Missouri Operations Co. Senior Unsecured
07-01-12	11.875	1,675,000	(q)	1,926,431
Majapahit Holding BV
10-17-16	7.750	480,000	(c,d)	561,600
08-07-19	8.000	2,000,000	(c,d,q)	2,430,000
Metropolitan Edison Co. Senior Unsecured
03-15-13	4.950	8,320,000		8,805,314
Midwest Generation LLC Pass-Through Certificates
01-02-16	8.560	6,476,752		6,314,833
Nevada Power Co.
04-15-12	6.500	1,000,000		1,079,796
01-15-15	5.875	23,608,000		26,998,463
05-15-18	6.500	9,867,000		11,827,859
08-01-18	6.500	8,110,000		9,791,467
Nisource Finance Corp.
11-15-10	7.875	5,300,000	(q)	5,367,713
03-01-13	6.150	11,687,000		12,825,419
07-15-14	5.400	9,975,000		11,009,716
09-15-17	5.250	26,552,000		28,731,574
09-15-20	5.450	17,155,000		18,367,601
NRG Energy, Inc.
02-01-16	7.375	10,655,000		10,734,913
Ohio Edison Co. Senior Unsecured
05-01-15	5.450	2,280,000	(q)	2,548,449
Ohio Power Co. Senior Unsecured
01-15-14	4.850	720,000		784,162
06-01-16	6.000	5,635,000		6,539,671
Oncor Electric Delivery Co. LLC Senior Secured
05-01-12	6.375	2,225,000		2,398,986
PacifiCorp 1st Mortgage
09-15-13	5.450	5,095,000		5,672,391
Potomac Electric Power Co. 1st Mortgage
04-15-14	4.650	3,255,000		3,555,511
Power Sector Assets & Liabilities Management Corp. Government Guaranteed
05-27-19	7.250	2,500,000	(c,d,q)	3,031,250
12-02-24	7.390	1,140,000	(c,d,q)	1,393,494

See accompanying Notes to Portfolio of Investments.

34  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Electric (cont.)
Progress Energy, Inc. Senior Unsecured
03-01-11	7.100%	$3,260,000		$3,360,564
03-15-14	6.050	5,710,000		6,486,486
12-01-39	6.000	3,755,000	(q)	4,338,840
SCANA Corp. Senior Unsecured
05-15-11	6.875	1,655,000		1,721,571
Sierra Pacific Power Co.
05-15-16	6.000	19,645,000		22,665,065
Tampa Electric Co. Senior Unsecured
05-15-18	6.100	10,440,000	(q)	12,273,828
05-15-37	6.150	320,000		369,455
The Cleveland Electric Illuminating Co. 1st Mortgage
11-15-18	8.875	28,879,000		38,209,660
The Detroit Edison Co. Senior Secured
10-01-13	6.400	6,325,000		7,231,695
The Toledo Edison Co. 1st Mortgage
05-01-20	7.250	2,245,000		2,798,386
The Toledo Edison Co. Senior Secured
05-15-37	6.150	4,850,000		5,522,079
TransAlta Corp. Senior Unsecured
01-15-15	4.750	8,145,000	(c)	8,769,500
03-15-40	6.500	5,610,000	(c)	6,007,973

Total		423,319,085

Entertainment (0.2%)
Regal Cinemas Corp.
07-15-19	8.625	1,510,000		1,559,075
Speedway Motorsports, Inc.
06-01-16	8.750	3,520,000		3,731,200
Time Warner, Inc.
07-15-40	6.100	2,870,000	(q)	3,123,163
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates
07-01-15	9.300	4,068,925	(k,t)	4,040,442

Total		12,453,880

Food and Beverage (2.6%)
Anheuser-Busch InBev Worldwide, Inc.
01-15-14	7.200	7,210,000	(d)	8,403,334
11-15-14	5.375	25,105,000	(d)	28,135,124
Bacardi Ltd.
04-01-14	7.450	8,580,000	(c,d)	10,121,122
Cott Beverages USA, Inc.
09-01-18	8.125	333,000	(d)	342,574
Del Monte Corp.
02-15-15	6.750	2,000,000	(q)	2,057,500
10-15-19	7.500	4,745,000	(q)	5,029,700
Kraft Foods, Inc. Senior Unsecured
08-11-17	6.500	21,434,000		25,599,155
02-01-18	6.125	7,510,000	(q)	8,786,227
SABMiller PLC Senior Unsecured
01-15-14	5.700	20,690,000	(c,d)	23,203,794
07-15-18	6.500	7,785,000	(c,d)	9,327,792
Sara Lee Corp. Senior Unsecured
09-15-20	4.100	12,150,000	(g)	12,220,592

Total		133,226,914

Gaming (0.1%)
MGM Resorts International Senior Secured
11-15-17	11.125	2,345,000	(q)	2,620,538

Gas Pipelines (3.3%)
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured
08-07-18	8.700	650,000	(c,d,q)	808,729
CenterPoint Energy Resources Corp. Senior Unsecured
04-01-13	7.875	7,260,000		8,370,497
Colorado Interstate Gas Co. Senior Unsecured
11-15-15	6.800	46,641,000		55,135,119
El Paso Corp. Senior Unsecured
12-12-13	12.000	3,075,000	(q)	3,697,688

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  35

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Gas Pipelines (cont.)
Northwest Pipeline GP Senior Unsecured
06-15-16	7.000%	$6,639,000		$8,003,334
04-15-17	5.950	10,930,000		12,688,736
Regency Energy Partners LP/Finance Corp.
12-15-13	8.375	220,000		229,900
06-01-16	9.375	1,630,000	(d,q)	1,764,475
Southern Natural Gas Co. Senior Unsecured
04-01-17	5.900	31,946,000	(d,q)	35,174,718
Southern Star Central Corp. Senior Notes
03-01-16	6.750	2,580,000		2,599,350
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08-15-11	7.000	13,780,000		14,541,386
04-15-16	6.400	21,216,000		24,869,183

Total		167,883,115

Health Care (0.8%)
Cardinal Health, Inc. Senior Unsecured
06-15-12	5.650	3,860,000		4,142,371
CHS/Community Health Systems, Inc.
07-15-15	8.875	1,020,000	(q)	1,058,250
DaVita, Inc.
03-15-13	6.625	9,584,000		9,631,920
HCA, Inc. Secured Pay-in-kind
11-15-16	9.625	5,619,000	(s)	6,033,401
HCA, Inc. Senior Secured
09-15-20	7.250	7,650,000	(q)	7,994,250
Omnicare, Inc.
06-01-13	6.125	880,000	(q)	866,800
06-01-20	7.750	3,810,000	(q)	3,819,525
Select Medical Corp.
02-01-15	7.625	5,921,000		5,580,543
Warner Chilcott Co. LLC/Finance
09-15-18	7.750	680,000	(c,d,q)	690,200

Total		39,817,260

Home Construction (0.1%)
K Hovnanian Enterprises, Inc. Senior Secured
10-15-16	10.625	6,925,000	(q)	6,717,250

Independent Energy (1.8%)
Anadarko Petroleum Corp. Senior Unsecured
03-15-14	7.625	5,775,000	(q)	6,208,760
09-15-16	5.950	13,260,000	(q)	13,132,663
Apache Corp. Senior Unsecured
09-01-40	5.100	9,105,000		9,340,275
Chesapeake Energy Corp.
08-15-20	6.625	5,510,000	(q)	5,537,550
Denbury Resources, Inc.
04-01-13	7.500	1,424,000	(q)	1,443,580
03-01-16	9.750	2,055,000	(q)	2,265,638
Forest Oil Corp.
02-15-14	8.500	6,130,000	(q)	6,513,125
Newfield Exploration Co. Senior Subordinated Notes
09-01-14	6.625	2,000,000	(q)	2,045,000
Nexen, Inc. Senior Unsecured
05-15-17	5.650	9,525,000	(c)	10,750,848
Petrohawk Energy Corp.
08-01-14	10.500	4,070,000	(q)	4,548,225
08-15-18	7.250	570,000	(d)	568,575
Pioneer Natural Resources Co. Senior Unsecured
01-15-20	7.500	185,000		198,413
QEP Resources, Inc. Senior Unsecured
03-01-21	6.875	1,695,000	(q)	1,767,038
Quicksilver Resources, Inc.
08-01-15	8.250	3,358,000		3,433,555
Range Resources Corp.
05-15-16	7.500	2,070,000		2,152,800
05-15-19	8.000	7,100,000		7,597,000
Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured
09-30-20	5.298	360,000	(c,d)	391,493

See accompanying Notes to Portfolio of Investments.

36  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Independent Energy (cont.)
Woodside Finance Ltd.
11-10-14	4.500%	$9,960,000	(c,d,q)	$10,469,474

Total		88,364,012

Integrated Energy (0.3%)
Hess Corp. Senior Unsecured
02-15-41	5.600	12,045,000	(q)	12,432,163
Petro-Canada Senior Unsecured
07-15-13	4.000	1,515,000	(c)	1,603,023
TNK-BP Finance SA
03-13-18	7.875	545,000	(c,d)	615,850

Total		14,651,036

Lodging (—%)
Wyndham Worldwide Corp. Senior Unsecured
12-01-16	6.000	530,000	(q)	540,892

Media Cable (2.0%)
Cablevision Systems Corp. Senior Unsecured
09-15-17	8.625	3,820,000	(d,q)	4,163,800
CCO Holdings LLC/Capital Corp.
04-30-18	7.875	1,237,000	(d)	1,274,110
Charter Communications Operating LLC/Capital Secured
04-30-12	8.000	10,215,000	(d)	10,751,288
Comcast Corp.
03-15-37	6.450	1,810,000		2,060,933
07-01-39	6.550	12,475,000	(q)	14,447,198
CSC Holdings LLC Senior Unsecured
02-15-18	7.875	765,000	(q)	822,375
02-15-19	8.625	1,085,000	(q)	1,209,775
DIRECTV Holdings LLC / Financing Co., Inc.
02-15-16	3.125	28,065,000		27,972,693
02-15-21	4.600	4,285,000	(q)	4,374,458
DISH DBS Corp.
10-01-14	6.625	1,590,000		1,625,775
02-01-16	7.125	4,820,000	(q)	4,928,450
09-01-19	7.875	3,040,000	(q)	3,169,200
Time Warner Cable, Inc.
05-01-17	5.850	15,614,000		17,807,377
Virgin Media Secured Finance PLC Senior Secured
01-15-18	6.500	4,500,000	(c,q)	4,680,000

Total		99,287,432

Media Non-Cable (1.7%)
British Sky Broadcasting Group PLC
02-15-18	6.100	5,170,000	(c,d)	6,030,324
Entravision Communications Corp. Senior Secured
08-01-17	8.750	2,890,000	(d,q)	2,904,450
Lamar Media Corp.
04-01-14	9.750	4,645,000	(q)	5,202,400
04-15-18	7.875	665,000	(d,q)	684,950
Reed Elsevier Capital, Inc.
08-01-11	6.750	12,130,000		12,769,049
RR Donnelley & Sons Co. Senior Unsecured
01-15-17	6.125	40,077,000	(q)	41,319,067
TCM Sub LLC
01-15-15	3.550	15,005,000	(d)	15,678,875

Total		84,589,115

Metals (0.9%)
ArcelorMittal Senior Unsecured
06-01-19	9.850	22,530,000	(c,q)	28,310,680
08-05-20	5.250	4,345,000	(c,q)	4,256,410
Arch Coal, Inc.
10-01-20	7.250	162,000	(q)	164,025
Arch Western Finance LLC
07-01-13	6.750	2,432,000		2,444,160
Consol Energy, Inc.
04-01-17	8.000	1,295,000	(d,q)	1,372,700
04-01-20	8.250	4,517,000	(d,q)	4,793,666
Peabody Energy Corp.
09-15-20	6.500	2,445,000	(q)	2,570,306
United States Steel Corp. Senior Unsecured
04-01-20	7.375	3,427,000	(q)	3,478,405

Total		47,390,352

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  37

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Non-Captive Diversified (0.9%)
Ally Financial, Inc.
03-15-20	8.000%	$5,571,000	(d,q)	$5,710,275
CIT Group, Inc. Senior Secured
05-01-16	7.000	5,580,000	(q)	5,301,000
Ford Motor Credit Co. LLC Senior Unsecured
08-15-17	6.625	2,670,000	(q)	2,703,375
General Electric Capital Corp. Senior Unsecured
01-10-39	6.875	26,005,000		30,437,786

Total		44,152,436

Oil Field Services (0.5%)
Baker Hughes, Inc. Senior Unsecured
09-15-40	5.125	7,010,000		7,324,244
Expro Finance Luxembourg SCA Senior Secured
12-15-16	8.500	3,730,000	(c,d)	3,488,226
Gazprom Via Gaz Capital SA Senior Unsecured
11-22-16	6.212	1,825,000	(c,d,q)	1,911,688
04-11-18	8.146	6,500,000	(c,d,q)	7,540,000
KazMunaiGaz Finance Sub BV
07-02-18	9.125	1,720,000	(c,d,q)	2,064,000
05-05-20	7.000	1,250,000	(c,d)	1,343,860

Total		23,672,018

Other Financial Institutions (—%)
Cardtronics, Inc.
09-01-18	8.250	2,095,000		2,121,188

Other Industry (0.1%)
Valmont Industries, Inc.
04-20-20	6.625	5,734,000		5,896,030

Packaging (0.4%)
Ball Corp.
03-15-18	6.625	635,000		652,463
09-01-19	7.375	820,000		879,450
09-15-20	6.750	2,046,000	(q)	2,148,300
Crown Americas LLC/Capital Corp.
11-15-15	7.750	2,780,000	(q)	2,884,250
Crown Americas LLC/Capital Corp. II
05-15-17	7.625	2,200,000	(d,q)	2,348,500
Grei Inc. Senior Unsecured
02-01-17	6.750	1,585,000	(q)	1,600,850
Owens-Brockway Glass Container, Inc.
12-01-14	6.750	2,000,000	(q)	2,060,000
Reynolds Group Issuer, Inc./LLC Senior Secured
10-15-16	7.750	2,153,000	(d,q)	2,169,147
Silgan Holdings, Inc. Senior Subordinated Notes
11-15-13	6.750	3,000,000	(q)	3,045,000

Total		17,787,960

Paper (0.2%)
Cascades, Inc.
12-15-17	7.750	5,565,000	(c,q)	5,731,950
Georgia-Pacific LLC
01-15-15	7.000	3,250,000	(d,q)	3,363,750
01-15-17	7.125	1,970,000	(d,q)	2,078,350
Graphic Packaging International, Inc.
06-15-17	9.500	1,260,000		1,341,900

Total		12,515,950

Pharmaceuticals (0.1%)
Mylan, Inc.
07-15-20	7.875	5,175,000	(d)	5,433,750

Railroads (0.3%)
Canadian Pacific Railway Co. Senior Unsecured
05-15-13	5.750	1,750,000	(c)	1,938,321
05-15-18	6.500	1,023,000	(c)	1,207,397
CSX Corp. Senior Unsecured
03-15-11	6.750	275,000		283,175
03-15-12	6.300	1,380,000		1,476,821
03-15-13	5.750	9,275,000		10,209,447

Total		15,115,161

See accompanying Notes to Portfolio of Investments.

38  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Restaurants (0.1%)
Yum! Brands, Inc. Senior Unsecured
03-15-18	6.250%	$2,280,000		$2,712,188

Retailers (0.4%)
CVS Caremark Corp. Senior Unsecured
06-01-17	5.750	8,939,000		10,242,618
QVC, Inc. Senior Secured
04-15-17	7.125	2,763,000	(d,q)	2,797,538
10-15-20	7.375	2,763,000	(d,q)	2,797,538
Toys R Us — Delaware, Inc. Senior Secured
09-01-16	7.375	3,176,000	(d)	3,207,760

Total		19,045,454

Technology (0.1%)
Amkor Technology, Inc. Senior Unsecured
05-01-18	7.375	2,209,000	(d,q)	2,197,955
Brocade Communications Systems, Inc. Senior Secured
01-15-18	6.625	4,617,000	(d,q)	4,692,027
01-15-20	6.875	557,000	(d,q)	571,621

Total		7,461,603

Textile (—%)
Phillips-Van Heusen Corp. Senior Unsecured
05-15-20	7.375	1,000,000	(q)	1,027,500

Transportation Services (0.6%)
ERAC USA Finance LLC
10-15-37	7.000	23,652,000	(d)	27,786,724
The Hertz Corp.
01-01-14	8.875	1,615,000	(q)	1,659,413

Total		29,446,137

Wireless (0.8%)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
05-01-17	7.750	7,185,000	(d,q)	7,831,650
Cricket Communications, Inc. Senior Secured
05-15-16	7.750	2,295,000	(q)	2,369,588
Nextel Communications, Inc.
08-01-15	7.375	2,330,000	(q)	2,306,700
Rogers Communications, Inc.
06-15-13	6.250	2,050,000	(c)	2,293,118
SBA Telecommunications, Inc.
08-15-16	8.000	1,920,000	(q)	2,047,200
08-15-19	8.250	2,850,000	(q)	3,092,250
Sprint Nextel Corp. Senior Unsecured
08-15-17	8.375	3,750,000	(q)	3,871,875
United States Cellular Corp. Senior Unsecured
12-15-33	6.700	17,394,000		18,601,456

Total		42,413,837

Wirelines (4.0%)
AT&T, Inc. Senior Unsecured
02-15-39	6.550	31,695,000		37,560,222
Embarq Corp. Senior Unsecured
06-01-36	7.995	21,538,000		22,278,067
Frontier Communications Corp. Senior Unsecured
01-15-13	6.250	2,000,000	(q)	2,070,000
04-15-15	7.875	692,000	(q)	730,060
04-15-17	8.250	1,730,000	(q)	1,829,475
04-15-20	8.500	1,414,000	(q)	1,500,608
Qwest Communications International, Inc.
04-01-18	7.125	3,080,000	(d,q)	3,203,200
Telecom Italia Capital SA
07-18-36	7.200	15,460,000	(c,q)	16,632,115
Telefonica Emisiones SAU
06-20-11	5.984	1,205,000	(c,q)	1,250,232
04-27-20	5.134	25,725,000	(c,q)	27,721,775
TELUS Corp. Senior Unsecured
06-01-11	8.000	3,916,000	(c)	4,115,497
tw telecom holdings, inc.
03-01-18	8.000	1,879,000	(q)	1,954,160

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  39

Portfolio of Investments (continued)

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Wirelines (cont.)
Verizon New York, Inc. Senior Unsecured
04-01-12	6.875%	$33,857,000		$36,580,964
04-01-32	7.375	23,714,000	(q)	28,194,523
Verizon Pennsylvania, Inc. Senior Unsecured
11-15-11	5.650	5,570,000		5,848,051
Windstream Corp.
08-01-16	8.625	3,635,000	(q)	3,753,138
11-01-17	7.875	6,974,000	(q)	7,078,610

Total		202,300,697

Total Bonds
(Cost: $5,377,744,768)				$5,585,982,700

Senior Loans (0.7%)(l)
	Coupon	Principal
Borrower	rate	amount		Value(a)

Automotive (0.1%)
Ford Motor Co. Tranche B1 Term Loan
12-15-13	3.030%	$5,726,270		$5,503,804

Food and Beverages (0.2%)
U.S. Foodservice Term Loan
07-03-14	2.760-2.770	9,003,590		8,030,121

Media Non-Cable (0.2%)
Nielsen Finance LLC Tranche A Term Loan
08-09-13	2.295	526,093		500,809
Nielsen Finance LLC Tranche C Term Loan
05-01-16	4.045	8,476,470		8,157,246

Total		8,658,055

Oil Field Services (0.1%)
Dresser, Inc. Tranche B Term Loan
05-04-14	2.612	7,493,961		7,123,985

Wirelines (0.1%)
Fairpoint Communications, Inc. Tranche B Term Loan
03-31-15	1.750	7,739,444	(b,n)	4,999,681

Total Senior Loans
(Cost: $33,843,447)				$34,315,646

Money Market Fund (5.3%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.289%	267,427,290	(o)	$267,427,290

Total Money Market Fund
(Cost: $267,427,290)			$267,427,290

Investments of Cash Collateral Received
for Securities on Loan (16.4%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (2.1%)
Antalis US Funding Corp.
09-08-10	0.340%	$4,998,583	$4,998,583
09-14-10	0.340	4,998,678	4,998,678
Cancara Asset Securitisation LLC
09-17-10	0.280	4,999,067	4,999,067
Ebbets Funding LLC
09-09-10	0.550	9,995,264	9,995,264
Govco, Inc.
09-03-10	0.240	1,499,760	1,499,760
Grampian Funding LLC
09-07-10	0.290	9,998,307	9,998,307
09-07-10	0.295	9,997,378	9,997,378
09-07-10	0.300	3,999,500	3,999,500
09-16-10	0.300	3,999,267	3,999,267
Rheingold Securitization
10-15-10	0.621	6,807,490	6,807,490
Rhein-Main Securitisation Ltd.
10-22-10	0.621	6,247,733	6,247,733
Royal Park Investments Funding Corp.
09-22-10	0.601	9,985,667	9,985,667

See accompanying Notes to Portfolio of Investments.

40  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (cont.)
Thames Asset Global Securities
09-20-10	0.551%	$4,992,819	$4,992,819
10-13-10	0.501	4,993,542	4,993,542
10-13-10	0.511	4,993,413	4,993,413
Versailles Commercial Paper LLC
09-17-10	0.551	9,990,375	9,990,375
Windmill Funding Corp.
09-20-10	0.551	4,992,819	4,992,819

Total		107,489,662

Certificates of Deposit (11.5%)
Banco Popular Caisse d’Epargne
09-24-10	0.670	9,982,907	9,982,907
Bank of Tokyo Securities
10-14-10	0.550	14,978,946	14,978,946
BNP Paribas
10-15-10	0.346	25,000,000	25,000,000
BRED Banque Populaire
09-08-10	0.600	4,994,839	4,994,839
Commerzbank AG
09-13-10	0.340	15,000,000	15,000,000
Credit Agricole
10-12-10	0.356	25,000,000	25,000,000
Credit Industrial et Commercial
11-05-10	0.500	15,000,574	15,000,574
Deutsche Bank AG
12-06-10	0.475	15,000,000	15,000,000
01-10-11	0.496	9,999,735	9,999,735
Development Bank of Singapore Ltd.
11-09-10	0.400	3,000,000	3,000,000
DZ Bank AG
09-13-10	0.440	4,498,241	4,498,241
09-16-10	0.430	15,000,000	15,000,000
10-12-10	0.500	15,000,000	15,000,000
Erste Bank der Oesterreichischen Sparkassen AG
09-01-10	0.310	25,998,433	25,998,433
Hong Kong Shanghai Bank Corp., Ltd.
09-02-10	0.250	10,000,000	10,000,000
KBC Bank NV
09-13-10	0.440	14,993,003	14,993,003
09-20-10	0.510	10,000,000	10,000,000
09-23-10	0.500	4,000,000	4,000,000
Landesbank Hessen Thuringen
09-13-10	0.390	16,994,109	16,994,109
Lloyds Bank PLC
10-14-10	0.520	7,000,000	7,000,000
11-10-10	0.320	5,001,015	5,001,015
Mitsubishi UFJ Trust and Banking Corp.
11-22-10	0.350	10,000,000	10,000,000
Mizuho Corporate Bank Ltd.
09-01-10	0.250	25,000,000	25,000,000
10-25-10	0.500	12,000,000	12,000,000
N.V. Bank Nederlandse Gemeenten
09-13-10	0.380	10,000,000	10,000,000
Natixis
09-29-10	0.490	4,995,784	4,995,784
Natixis Financial Products, Inc.
09-01-10	0.580	20,000,000	20,000,000
Norinchukin Bank
09-21-10	0.560	10,000,132	10,000,132
10-14-10	0.565	10,000,000	10,000,000
10-28-10	0.350	5,003,020	5,003,020
11-08-10	0.350	5,003,218	5,003,218
11-24-10	0.335	5,000,063	5,000,063
NyKredit Bank
09-03-10	0.410	10,000,000	10,000,000
Overseas Chinese Banking Corp.
09-21-10	0.590	10,000,000	10,000,000
09-29-10	0.590	2,000,000	2,000,000
Pohjola Bank PLC
09-16-10	0.430	12,000,000	12,000,000
09-28-10	0.730	4,990,690	4,990,690
Rabobank Group
10-27-10	0.312	14,000,000	14,000,000
11-03-10	0.365	9,000,000	9,000,000
Skandinaviska Enskilda Banken AB
09-13-10	0.350	19,993,974	19,993,974

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  41

Portfolio of Investments (continued)

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (cont.)
Societe Generale
09-01-10	0.655%	$16,000,000	$16,000,000
09-02-10	0.250	10,000,000	10,000,000
Standard Chartered Bank PLC
12-01-10	0.305	10,000,000	10,000,000
12-10-10	0.490	9,000,000	9,000,000
Sumitomo Mitsui Banking Corp.
09-09-10	0.330	5,000,000	5,000,000
09-20-10	0.310	5,000,000	5,000,000
09-30-10	0.300	10,000,000	10,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
09-24-10	0.330	4,998,580	4,998,580
Toronto Dominion Bank Ltd.
09-07-10	0.260	3,000,000	3,000,000
09-13-10	0.260	10,000,000	10,000,000
Union Bank of Switzerland
10-18-10	0.455	15,000,000	15,000,000
Westpac Banking Corp.
11-04-10	0.343	15,000,000	15,000,000

Total		578,427,263

Commercial Paper (0.3%)
State Development Bank of NorthRhine-Westphalia
10-08-10	0.511	11,984,530	11,984,530
10-15-10	0.491	4,993,671	4,993,671

Total		16,978,201

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (2.5%)(p)
Cantor Fitzgerald & Co. dated 08-31-10, matures 09-01-10,
repurchase price $20,000,144	0.260%	$20,000,000	$20,000,000
Goldman Sachs & Co. dated 08-31-10, matures 09-01-10,
repurchase price $7,269,350	0.250	7,269,300	7,269,300
Mizuho Securities USA, Inc. dated 08-31-10, matures 09-01-10,
repurchase price $90,000,700	0.280	90,000,000	90,000,000
RBS Securities, Inc. dated 08-18-10, matures 10-05-10,
repurchase price $10,003,695	0.380	10,000,000	10,000,000

Total		127,269,300

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $830,164,426) $830,164,426

Total Investments in Securities
(Cost: $6,509,179,931)(u)			$6,717,890,062

See accompanying Notes to Portfolio of Investments.

42  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Investments in Derivatives

Futures Contracts Outstanding at Aug. 31, 2010

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
U.S. Long Bond, 20-year	1,157	$156,231,156	Dec. 2010	$2,274,085
U.S. Treasury Note, 2-year	179	39,226,173	Jan. 2011	75,246
U.S. Treasury Note, 5-year	(2,224)	(269,260,369)	Oct. 2010	(1,903,924)
U.S. Treasury Note, 10-year	(3,296)	(416,944,000)	Sept. 2010	(12,947,262)
U.S. Treasury Ultra Bond, 30-year	(346)	(50,029,438)	Dec. 2010	(687,111)

Total				$(13,188,966)

Forward Foreign Currency Contracts Open at Aug. 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
State Street Bank & Trust Company	Sept. 3, 2010	1,085,292 (MXN	)	82,322 (USD	)	$87	$—

Goldman, Sachs & Co.	Sept. 3, 2010	15,000,000 (USD	)	197,422,500 (MXN	)	—	(40,917)

HSBC Securities (USA), Inc.	Oct. 6, 2010	30,968,000 (CHF	)	30,238,349 (USD	)	—	(278,505)

UBS Securities	Oct. 6, 2010	15,857,000 (EUR	)	20,110,165 (USD	)	13,124	—

Barclays Bank PLC	Oct. 6, 2010	32,449,000 (GBP	)	50,198,927 (USD	)	435,896	—

J.P. Morgan Securities, Inc.	Oct. 6, 2010	30,160,577 (USD	)	31,829,000 (CAD	)	—	(319,471)

HSBC Securities (USA), Inc.	Oct. 6, 2010	20,073,339 (USD	)	126,453,000 (NOK	)	—	(58,896)

J.P. Morgan Securities, Inc.	Oct. 6, 2010	50,266,987 (USD	)	71,009,000 (NZD	)	—	(891,864)

Total						$449,107	$(1,589,653)

See accompanying Notes to Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  43

Portfolio of Investments (continued)

Notes to Portfolio of Investments

BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
EUR	— European Monetary Unit
GBP	— British Pound
IDR	— Indonesian Rupiah
I.O.	— Interest Only
P.O.	— Principal Only
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2010, the value of foreign securities, excluding short-term securities, represented 8.56% of net assets.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2010, the value of these securities amounted to $1,132,470,897 or 22.39% of net assets.

(e)	This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year’s GDP exceeds the ’base case GDP’, an interest payment is made equal to 0.012225 of the difference.

(f)	Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	At Aug. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $837,894,193. See Note 2 to the financial statements.

44  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(h)	The following abbreviations are used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

AGCP	—	Assured Guaranty Corporation
AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	Ambac Assurance Corporation
FGIC	—	Financial Guaranty Insurance Company
NPFGC	—	National Public Finance Guarantee Corporation
XLCA	—	XL Capital Assurance

(i)	Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2010.

(j)	Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only security is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2010.

(k)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Aug. 31, 2010 was $4,040,442, representing 0.08% of net assets. Information concerning such security holdings at Aug. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 2015	02-23-96 thru 08-12-96	$3,941,316

(l)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2010.

(n)	This position is in bankruptcy.

(o)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Aug. 31, 2010.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  45

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(p)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.260%)
Security description	Value(a)
Fannie Mae Discount Notes	$11,252
Fannie Mae Interest Strip	560,130
Fannie Mae Pool	3,239,102
Fannie Mae Principal Strip	3,677
Fannie Mae REMICS	4,003,467
Federal Farm Credit Bank	149,544
Federal Home Loan Bank Discount Notes	27,486
Federal Home Loan Banks	1,219,414
Federal Home Loan Mortgage Corp	432,986
Federal National Mortgage Association	957,466
FHLMC Structured Pass Through Securities	109,135
Freddie Mac Coupon Strips	1,471
Freddie Mac Discount Notes	17,774
Freddie Mac Non Gold Pool	984,648
Freddie Mac Reference REMIC	15,372
Freddie Mac REMICS	1,272,145
Freddie Mac Strips	139,929
Ginnie Mae I Pool	1,121,610
Ginnie Mae II Pool	1,763,332
Government National Mortgage Association	2,698,756
United States Treasury Inflation Indexed Bonds	154,815
United States Treasury Strip Coupon	1,344,838
United States Treasury Strip Principal	171,651

Total market value of collateral securities	$20,400,000

Goldman Sachs & Co. (0.250%)
Security description	Value(a)
Government National Mortgage Association	$7,414,686

Total market value of collateral securities	$7,414,686

46  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.280%)
Security description	Value(a)
Fannie Mae Pool	$52,564,338
Freddie Mac Gold Pool	13,843,455
Freddie Mac Non Gold Pool	1,843,254
Ginnie Mae I Pool	19,247,884
Ginnie Mae II Pool	450,464
Government National Mortgage Association	3,850,605

Total market value of collateral securities	$91,800,000

RBS Securities, Inc. (0.380%)
Security description	Value(a)
Fannie Mae REMICS	$4,649,819
Fannie Mae Whole Loan	323,385
Freddie Mac REMICS	865,882
Government National Mortgage Association	4,361,109

Total market value of collateral securities	$10,200,195

(q)	At Aug. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(r)	At Aug. 31, 2010, investments in securities included securities valued at $5,976,622 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(s)	Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(t)	Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(u)	At Aug. 31, 2010, the cost of securities for federal income tax purposes was $6,524,109,255 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$234,090,056
Unrealized depreciation	(40,309,249)

Net unrealized appreciation	$193,780,807

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  47

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

48  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Aug. 31, 2010:

	Fair value at Aug. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Foreign Government Obligations & Agencies	$—	$127,022,579	$—	$127,022,579
U.S. Government Obligations & Agencies	357,475,141	43,034,012	—	400,509,153
Asset-Backed Securities	—	729,133,092	12,373,620	741,506,712
Commercial Mortgage-Backed Securities	—	508,875,168	—	508,875,168
Residential Mortgage-Backed Securities	—	1,785,852,087	83,944,128	1,869,796,215
Corporate Debt Securities
Entertainment	—	8,413,438	4,040,442	12,453,880
All other Industries	—	1,925,818,993	—	1,925,818,993

Total Bonds	357,475,141	5,128,149,369	100,358,190	5,585,982,700

Other
Senior Loans	—	34,315,646	—	34,315,646
Affiliated Money Market Fund(c)	267,427,290	—	—	267,427,290
Investments of Cash Collateral Received for Securities on Loan	—	830,164,426	—	830,164,426

Total Other	267,427,290	864,480,072	—	1,131,907,362

Investments in Securities	624,902,431	5,992,629,441	100,358,190	6,717,890,062
Other Financial Instruments(d)	(13,188,966)	(1,140,546)	—	(14,329,512)

Total	$611,713,465	$5,991,488,895	$100,358,190	$6,703,560,550

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Aug. 31, 2010.

(d)	Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  49

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Residential
	Asset-	Mortgage-	Corporate
	Backed	Backed	Debt	Common
	Securities	Securities	Securities	Stocks	Total
Balance as of Aug. 31, 2009	$37,215,690	$24,043,070	$4,779,457	$7	$66,038,224
Accrued discounts/premiums	645,381	265,142	19,224	—	929,747
Realized gain (loss)	980,821	703,330	2,236	49,787	1,736,174
Change in unrealized appreciation (depreciation)*	437,291	5,965,263	(164,239)	(7)	6,238,308
Sales	(27,559,024)	(41,029,306)	(596,236)	(49,787)	(69,234,353)
Purchases	14,161,250	100,205,198	—	—	114,366,448
Transfers into Level 3	811,949	—	—	—	811,949
Transfers out of Level 3	(14,319,738)	(6,208,569)	—	—	(20,528,307)

Balance as of Aug. 31, 2010	$12,373,620	$83,944,128	$4,040,442	$—	$100,358,190

*	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2010 was $3,938,058, which is comprised of Asset-Backed Securities of $234,900, Residential Mortgage-Backed Securities of $3,867,396, and Corporate Debt Securities of ($164,238).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

50  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $5,411,588,215)	$5,620,298,346
Affiliated money market fund (identified cost $267,427,290)	267,427,290
Investments of cash collateral received for securities on loan (identified cost $830,164,426)	830,164,426

Total investments in securities (identified cost $6,509,179,931)	6,717,890,062
Cash	1,973,632
Foreign currency holdings (identified cost $567,044)	572,786
Receivable from Investment Manager	5,608
Capital shares receivable	13,943,126
Dividends and accrued interest receivable	42,702,945
Receivable for investment securities sold	197,454,192
Unrealized appreciation on forward foreign currency contracts	449,107

Total assets	6,974,991,458

Liabilities
Dividends payable to shareholders	3,863,833
Capital shares payable	5,991,709
Payable for investment securities purchased	234,890,023
Payable for securities purchased on a forward-commitment basis	837,894,193
Payable upon return of securities loaned	830,164,426
Variation margin payable on futures contracts	1,432,690
Unrealized depreciation on forward foreign currency contracts	1,589,653
Accrued investment management services fees	60,150
Accrued distribution fees	30,753
Accrued transfer agency fees	23,162
Accrued administrative services fees	7,946
Accrued plan administration services fees	16,948
Other accrued expenses	391,892

Total liabilities	1,916,357,378

Net assets applicable to outstanding capital stock	$5,058,634,080

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  51

Statement of Assets and Liabilities (continued)
Aug. 31, 2010

Represented by
Capital stock — $.01 par value	$9,975,570
Additional paid-in capital	4,892,018,927
Undistributed net investment income	2,608,741
Accumulated net realized gain (loss)	(40,344,119)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	194,374,961

Total — representing net assets applicable to outstanding capital stock	$5,058,634,080

*Value of securities on loan	$857,386,735

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,258,076,487	642,678,449	$5.07	(1)
Class B	$116,363,532	22,963,835	$5.07
Class C	$61,700,918	12,168,343	$5.07
Class I	$1,021,032,051	201,137,653	$5.08
Class R2	$1,040,372	204,835	$5.08
Class R3	$11,200	2,207	$5.07
Class R4	$74,983,846	14,807,342	$5.06
Class R5	$237,004	46,821	$5.06
Class W	$525,188,670	103,547,472	$5.07

(1)	The maximum offering price per share for Class A is $5.32. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

52  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended Aug. 31, 2010

Investment income
Income:
Interest	191,861,311
Income distributions from affiliated money market fund	800,155
Income from securities lending — net	1,235,522
Foreign taxes withheld	(131,736)

Total income	193,765,252

Expenses:
Investment management services fees	19,593,287
Distribution fees
Class A	7,117,570
Class B	1,741,108
Class C	582,197
Class R2	2,116
Class R3	26
Class W	1,070,556
Transfer agency fees
Class A	4,101,940
Class B	270,887
Class C	86,102
Class R2	226
Class R3	5
Class R4	36,845
Class R5	133
Class W	869,873
Administrative services fees	2,608,739
Plan administration services fees
Class R2	1,058
Class R3	26
Class R4	172,014
Compensation of board members	131,758
Custodian fees	163,140
Printing and postage	288,421
Registration fees	199,250
Professional fees	84,025
Other	412,161

Total expenses	39,533,463
Expenses waived/reimbursed by the Investment Manager and its affiliates	(2,660,251)

Total net expenses	36,873,212

Investment income (loss) — net	156,892,040

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  53

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	$201,783,827
Foreign currency transactions	2,318,543
Futures contracts	(11,241,082)
Options contracts written	535,384
Swap transactions	4,054

Net realized gain (loss) on investments	193,400,726
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	95,604,397

Net gain (loss) on investments and foreign currencies	289,005,123

Net increase (decrease) in net assets resulting from operations	$445,897,163

The accompanying Notes to Financial Statements are an integral part of this statement.

54  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Aug. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$156,892,040	$155,151,616
Net realized gain (loss) on investments	193,400,726	(168,476,255)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	95,604,397	266,074,461

Net increase (decrease) in net assets resulting from operations	445,897,163	252,749,822

Distributions to shareholders from:
Net investment income
Class A	(96,116,918)	(90,380,371)
Class B	(4,565,834)	(9,169,639)
Class C	(1,535,056)	(1,472,729)
Class I	(33,367,245)	(31,440,870)
Class R2	(12,476)	(1,352)
Class R3	(330)	(427)
Class R4	(2,369,362)	(3,205,438)
Class R5	(9,285)	(1,163)
Class W	(14,088,928)	(26,235,706)

Total distributions	(152,065,434)	(161,907,695)

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  55

Statements of Changes in Net Assets (continued)

	2010	2009
Capital share transactions
Proceeds from sales
Class A shares	$1,249,466,893	$798,738,888
Class B shares	25,263,311	69,159,291
Class C shares	17,239,946	25,116,806
Class I shares	258,106,680	283,744,737
Class R2 shares	827,218	121,281
Class R3 shares	689	—
Class R4 shares	28,117,956	26,687,126
Class R5 shares	20,999	—
Class W shares	240,143,309	198,551,036
Fund merger (Note 11)
Class A shares	N/A	5,580,981
Class B shares	N/A	1,349,679
Class C shares	N/A	3,053,759
Class R2 shares	N/A	152,202
Class R5 shares	N/A	285,712
Reinvestment of distributions at net asset value
Class A shares	83,921,645	75,554,842
Class B shares	4,152,756	8,300,291
Class C shares	1,256,027	1,237,207
Class I shares	33,090,416	31,051,811
Class R2 shares	9,031	512
Class R3 shares	6	—
Class R4 shares	2,360,072	3,175,416
Class R5 shares	6,805	—
Class W shares	14,076,395	26,019,994
Conversions from Class B to Class A
Class A shares	51,824,342	56,523,003
Class B shares	(51,824,342)	(56,523,003)
Payments for redemptions
Class A shares	(717,125,435)	(515,636,632)
Class B shares	(63,593,017)	(89,958,627)
Class C shares	(13,200,815)	(10,142,901)
Class I shares	(115,627,529)	(237,020,240)
Class R2 shares	(119,285)	—
Class R4 shares	(32,608,511)	(33,900,640)
Class R5 shares	(103,650)	—
Class W shares	(336,586,896)	(306,545,978)

Increase (decrease) in net assets from capital share transactions	679,095,016	364,676,553

Total increase (decrease) in net assets	972,926,745	455,518,680
Net assets at beginning of year	4,085,707,335	3,630,188,655

Net assets at end of year	$5,058,634,080	$4,085,707,335

Undistributed (excess of distributions over) net investment income	$2,608,741	$(3,547,347)

The accompanying Notes to Financial Statements are an integral part of this statement.

56  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Aug. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$4.75	$4.65	$4.81	$4.77	$4.89

Income from investment operations:
Net investment income (loss)	.17	.20	.22	.21	.19
Net gains (losses) (both realized and unrealized)	.31	.11	(.17)	.05	(.11)

Total from investment operations	.48	.31	.05	.26	.08

Less distributions:
Dividends from net investment income	(.16)	(.21)	(.21)	(.21)	(.20)
Tax return of capital	—	—	—	(.01)	—

Total distributions	(.16)	(.21)	(.21)	(.22)	(.20)

Net asset value, end of period	$5.07	$4.75	$4.65	$4.81	$4.77

Total return	10.40%	7.05%	.93%	5.54%	1.64%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	.92%	.94%	.95%	.97%	.99%

Net expenses after expense waiver/reimbursement(b)	.85%	.83%	.89%	.89%	.89%

Net investment income (loss)	3.49%	4.44%	4.68%	4.43%	4.09%

Supplemental data
Net assets, end of period (in millions)	$3,258	$2,403	$1,920	$1,937	$2,013

Portfolio turnover rate(c)	420%	371%	226%	295%	281%

See accompanying Notes to Financial Highlights.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  57

Financial Highlights (continued)

Class B	Year ended Aug. 31,
Per share data	2010	2009	2008	2007		2006
Net asset value, beginning of period	$4.75	$4.65	$4.81	$4.77		$4.89

Income from investment operations:
Net investment income (loss)	.13	.17	.19	.18		.16
Net gains (losses) (both realized and unrealized)	.32	.10	(.18)	.04		(.12)

Total from investment operations	.45	.27	.01	.22		.04

Less distributions:
Dividends from net investment income	(.13)	(.17)	(.17)	(.18)		(.16)
Tax return of capital	—	—	—	(.00	)(d)	—

Total distributions	(.13)	(.17)	(.17)	(.18)		(.16)

Net asset value, end of period	$5.07	$4.75	$4.65	$4.81		$4.77

Total return	9.56%	6.24%	.16%	4.74%		.88%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.68%	1.70%	1.71%	1.73%		1.76%

Net expenses after expense waiver/reimbursement(b)	1.61%	1.59%	1.65%	1.65%		1.65%

Net investment income (loss)	2.72%	3.71%	3.91%	3.66%		3.31%

Supplemental data
Net assets, end of period (in millions)	$116	$191	$254	$304		$402

Portfolio turnover rate(c)	420%	371%	226%	295%		281%

See accompanying Notes to Financial Highlights.

58  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Class C	Year ended Aug. 31,
Per share data	2010	2009	2008	2007		2006
Net asset value, beginning of period	$4.75	$4.65	$4.81	$4.77		$4.90

Income from investment operations:
Net investment income (loss)	.13	.17	.19	.18		.16
Net gains (losses) (both realized and unrealized)	.32	.10	(.18)	.04		(.13)

Total from investment operations	.45	.27	.01	.22		.03

Less distributions:
Dividends from net investment income	(.13)	(.17)	(.17)	(.18)		(.16)
Tax return of capital	—	—	—	(.00	)(d)	—

Total distributions	(.13)	(.17)	(.17)	(.18)		(.16)

Net asset value, end of period	$5.07	$4.75	$4.65	$4.81		$4.77

Total return	9.58%	6.25%	.16%	4.73%		.66%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.68%	1.69%	1.70%	1.73%		1.76%

Net expenses after expense waiver/reimbursement(b)	1.60%	1.58%	1.65%	1.65%		1.66%

Net investment income (loss)	2.74%	3.68%	3.93%	3.67%		3.31%

Supplemental data
Net assets, end of period (in millions)	$62	$53	$32	$17		$17

Portfolio turnover rate(c)	420%	371%	226%	295%		281%

See accompanying Notes to Financial Highlights.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  59

Financial Highlights (continued)

Class I	Year ended Aug. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$4.76	$4.65	$4.82	$4.78	$4.89

Income from investment operations:
Net investment income (loss)	.19	.22	.24	.23	.21
Net gains (losses) (both realized and unrealized)	.31	.11	(.18)	.04	(.11)

Total from investment operations	.50	.33	.06	.27	.10

Less distributions:
Dividends from net investment income	(.18)	(.22)	(.23)	(.22)	(.21)
Tax return of capital	—	—	—	(.01)	—

Total distributions	(.18)	(.22)	(.23)	(.23)	(.21)

Net asset value, end of period	$5.08	$4.76	$4.65	$4.82	$4.78

Total return	10.78%	7.67%	1.07%	5.90%	2.19%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	.53%	.54%	.55%	.56%	.55%

Net expenses after expense waiver/reimbursement(b)	.49%	.47%	.53%	.54%	.54%

Net investment income (loss)	3.86%	4.80%	5.09%	4.80%	4.59%

Supplemental data
Net assets, end of period (in millions)	$1,021	$787	$693	$386	$276

Portfolio turnover rate(c)	420%	371%	226%	295%	281%

See accompanying Notes to Financial Highlights.

60  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Class R2	Year ended Aug. 31,
Per share data	2010	2009	2008	2007(e)
Net asset value, beginning of period	$4.76	$4.65	$4.80	$4.81

Income from investment operations:
Net investment income (loss)	.15	.17	.21	.14
Net gains (losses) (both realized and unrealized)	.31	.13	(.16)	(.02)

Total from investment operations	.46	.30	.05	.12

Less distributions:
Dividends from net investment income	(.14)	(.19)	(.20)	(.13)
Tax return of capital	—	—	—	(.00	)(d)

Total distributions	(.14)	(.19)	(.20)	(.13)

Net asset value, end of period	$5.08	$4.76	$4.65	$4.80

Total return	9.90%	6.92%	.84%	2.70%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.33%	1.35%	1.34%	1.32%	(f)

Net expenses after expense waiver/reimbursement(b)	1.29%	1.21%	1.08%	1.32%	(f)

Net investment income (loss)	3.09%	3.67%	4.53%	4.06%	(f)

Supplemental data
Net assets, end of period (in millions)	$1	$—	$—	$—

Portfolio turnover rate(c)	420%	371%	226%	295%

See accompanying Notes to Financial Highlights.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  61

Financial Highlights (continued)

Class R3	Year ended Aug. 31,
Per share data	2010	2009	2008	2007(e)
Net asset value, beginning of period	$4.76	$4.65	$4.80	$4.81

Income from investment operations:
Net investment income (loss)	.16	.20	.23	.15
Net gains (losses) (both realized and unrealized)	.31	.11	(.17)	(.02)

Total from investment operations	.47	.31	.06	.13

Less distributions:
Dividends from net investment income	(.16)	(.20)	(.21)	(.14)
Tax return of capital	—	—	—	(.00	)(d)

Total distributions	(.16)	(.20)	(.21)	(.14)

Net asset value, end of period	$5.07	$4.76	$4.65	$4.80

Total return	9.96%	7.19%	1.11%	2.90%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.09%	1.08%	1.08%	1.06%	(f)

Net expenses after expense waiver/reimbursement(b)	1.04%	.91%	.83%	1.06%	(f)

Net investment income (loss)	3.31%	4.40%	4.79%	4.33%	(f)

Supplemental data
Net assets, end of period (in millions)	$—	$—	$—	$—

Portfolio turnover rate(c)	420%	371%	226%	295%

See accompanying Notes to Financial Highlights.

62  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Class R4	Year ended Aug. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$4.75	$4.64	$4.80	$4.77	$4.89

Income from investment operations:
Net investment income (loss)	.17	.20	.23	.22	.20
Net gains (losses) (both realized and unrealized)	.31	.12	(.17)	.04	(.12)

Total from investment operations	.48	.32	.06	.26	.08

Less distributions:
Dividends from net investment income	(.17)	(.21)	(.22)	(.22)	(.20)
Tax return of capital	—	—	—	(.01)	—

Total distributions	(.17)	(.21)	(.22)	(.23)	(.20)

Net asset value, end of period	$5.06	$4.75	$4.64	$4.80	$4.77

Total return	10.24%	7.35%	1.03%	5.49%	1.81%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	.83%	.84%	.85%	.83%	.82%

Net expenses after expense waiver/reimbursement(b)	.79%	.77%	.76%	.73%	.73%

Net investment income (loss)	3.55%	4.53%	4.81%	4.53%	4.24%

Supplemental data
Net assets, end of period (in millions)	$75	$73	$75	$78	$173

Portfolio turnover rate(c)	420%	371%	226%	295%	281%

See accompanying Notes to Financial Highlights.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  63

Financial Highlights (continued)

Class R5	Year ended Aug. 31,
Per share data	2010	2009	2008	2007(e)
Net asset value, beginning of period	$4.75	$4.64	$4.80	$4.81

Income from investment operations:
Net investment income (loss)	.19	.23	.24	.17
Net gains (losses) (both realized and unrealized)	.30	.10	(.18)	(.02)

Total from investment operations	.49	.33	.06	.15

Less distributions:
Dividends from net investment income	(.18)	(.22)	(.22)	(.16)
Tax return of capital	—	—	—	(.00	)(d)

Total distributions	(.18)	(.22)	(.22)	(.16)

Net asset value, end of period	$5.06	$4.75	$4.64	$4.80

Total return	10.52%	7.62%	1.22%	3.25%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	.58%	.59%	.59%	.59%	(f)

Net expenses after expense waiver/reimbursement(b)	.54%	.52%	.58%	.57%	(f)

Net investment income (loss)	3.80%	5.01%	5.02%	4.81%	(f)

Supplemental data
Net assets, end of period (in millions)	$—	$—	$—	$—

Portfolio turnover rate(c)	420%	371%	226%	295%

See accompanying Notes to Financial Highlights.

64  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Class W	Year ended Aug. 31,
Per share data	2010	2009	2008	2007(g)
Net asset value, beginning of period	$4.75	$4.65	$4.81	$4.82

Income from investment operations:
Net investment income (loss)	.17	.20	.22	.15
Net gains (losses) (both realized and unrealized)	.31	.10	(.17)	—

Total from investment operations	.48	.30	.05	.15

Less distributions:
Dividends from net investment income	(.16)	(.20)	(.21)	(.16)
Tax return of capital	—	—	—	(.00	)(d)

Total distributions	(.16)	(.20)	(.21)	(.16)

Net asset value, end of period	$5.07	$4.75	$4.65	$4.81

Total return	10.30%	6.95%	.82%	2.71%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	.98%	.99%	.99%	.98%	(f)

Net expenses after expense waiver/reimbursement(b)	.94%	.92%	.98%	.97%	(f)

Net investment income (loss)	3.39%	4.37%	4.56%	4.32%	(f)

Supplemental data
Net assets, end of period (in millions)	$525	$578	$655	$223

Portfolio turnover rate(c)	420%	371%	226%	295%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 229%, 184% and 122% for the years ended Aug. 31, 2010, 2009 and 2008, respectively.
(d)	Rounds to less than $0.01 per share.
(e)	For the period from Dec. 11, 2006 (when shares became publicly available) to Aug. 31, 2007.
(f)	Annualized.
(g)	For the period from Dec. 1, 2006 (when shares became publicly available) to Aug. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  65

Notes to Financial Statements

1.	ORGANIZATION

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund) (the Fund) is a series of RiverSource Diversified Income Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board). The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

•	Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

•	Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

•	Class C shares may be subject to a CDSC.

•	Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

•	Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

Class Z shares became effective Sept. 27, 2010. Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors.

66  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

At Aug. 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  67

Notes to Financial Statements (continued)

Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Aug. 31, 2010, foreign currency holdings were entirely comprised of Brazilian reais and Mexican pesos.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian, and pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

68  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Illiquid securities
At Aug. 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 2010 was $4,040,442 representing 0.08% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund’s net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2010, the Fund has outstanding when-issued securities of $796,640,476 and other forward-commitments of $41,253,717.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to “roll over” its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited.

Forward sale commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  69

Notes to Financial Statements (continued)

“Valuation of securities” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Aug. 31, 2010, the Fund had no outstanding forward sale commitments.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of the future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

70  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

Futures transactions
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  71

Notes to Financial Statements (continued)

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Option transactions
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

72  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. For OTC options contracts, the transaction is also subject to counterparty credit risk.

Credit default swap transactions
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). At Aug. 31, 2010, the Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  73

Notes to Financial Statements (continued)

credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. At Aug. 31, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the seller of protection.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.

Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all

74  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At Aug. 31, 2010, the Fund had no outstanding credit default swap contracts.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Aug. 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure	and Liabilities		and Liabilities
category	location	Fair value	location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$449,107	Unrealized depreciation on forward foreign currency contracts	$1,589,653

Interest rate contracts	N/A	N/A	Net assets – unrealized depreciation on investments	13,188,966	*

Total		$449,107		$14,778,619

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  75

Notes to Financial Statements (continued)

Effect of derivative instruments in the Statement of Operations for the year ended Aug. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
Risk exposure category	currency contracts	Futures	Options	Swaps	Total
Credit contracts	$—	$—	$—	$4,054	$4,054

Foreign exchange contracts	2,662,965	—	—	—	$2,662,965

Interest rate contracts	—	(11,241,082)	535,384	—	$(10,705,698)

Total	$2,662,965	$(11,241,082)	$535,384	$4,054	$(8,038,679)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
Risk exposure category	currency contracts	Futures	Options	Swaps	Total
Credit contracts	$—	$—	$—	$(10,722)	$(10,722)

Foreign exchange contracts	(1,320,539)	—	—	—	$(1,320,539)

Interest rate contracts	—	(14,167,551)	—	—	$(14,167,551)

Total	$(1,320,539)	$(14,167,551)	$—	$(10,722)	$(15,498,812)

Volume of derivative activity
Forward foreign currency contracts
The gross notional amount of contracts outstanding was approximately $216.1 million at Aug. 31, 2010. The monthly average gross notional amount for these contracts was $151.2 million for the year ended Aug. 31, 2010. The fair value of these contracts at Aug. 31, 2010 is set forth in the table above.

Futures
The gross notional amount of long and short contracts outstanding was approximately $195.5 million and $736.2 million, respectively, at Aug. 31, 2010. The monthly average gross notional amount for long and short contracts was $230.1 million and $352.7 million, respectively, for the year ended Aug. 31, 2010. The fair value of such contracts at Aug. 31, 2010 is set forth in the table above.

Swaps
At Aug. 31, 2010, the Fund had no outstanding swap contracts. The monthly average gross notional amount for these contracts was $900,000 for the year ended Aug. 31, 2010.

76  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Options
At Aug. 31, 2010, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $105.2 million for the year ended Aug. 31, 2010.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The management fee for the year ended Aug. 31, 2010 was 0.44% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended Aug. 31, 2010 was 0.06% of the Fund’s average daily net assets.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Aug. 31, 2010, other expenses paid to this company were $11,457.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  77

Notes to Financial Statements (continued)

based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund’s average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund’s average daily net assets attributable to Class W shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Core Fixed Income Fund, which was acquired by the Fund on Aug. 28, 2009 (Note 11), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Aug. 31, 2010, the Fund’s total potential future obligation over the life of the Guaranty is $25,960. The liability remaining at Aug. 31, 2010 for Non-Recurring Charges amounted to $12,854 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Plan administration services fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,421,000 and $783,000

78  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,495,598 for Class A, $79,700 for Class B and $8,953 for Class C for the year ended Aug. 31, 2010.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Aug. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A	0.85%
Class B	1.61
Class C	1.60
Class I	0.49
Class R2	1.29
Class R3	1.04
Class R4	0.79
Class R5	0.54
Class W	0.94

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A	$970,209
Class B	61,954
Class C	22,060
Class R2	15
Class R4	2,442
Class R5	8
Class W	13,428

The management fees waived/reimbursed at the Fund level were $1,590,135.

Under an agreement which is effective until Oct. 31, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses

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Notes to Financial Statements (continued)

of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.61
Class C	1.60
Class I	0.49
Class R2	1.29
Class R3	1.04
Class R4	0.79
Class R5	0.54
Class W	0.94

Effective Nov. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Oct. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class’ average daily net assets:

Class A	0.84%
Class B	1.59
Class C	1.59
Class I	0.49
Class R	1.09
Class R3	1.04
Class R4	0.79
Class R5	0.54
Class W	0.84

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $21,717,705,095 and $20,779,949,643, respectively, for the year ended Aug. 31, 2010. Realized gains and losses are determined on an identified cost basis.

80  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Aug. 31,	2010	2009
Class A
Sold	255,587,606	177,639,922
Fund merger	N/A	1,176,850
Converted from Class B*	10,305,426	12,026,422
Reinvested distributions	17,122,875	16,887,199
Redeemed	(145,852,583)	(115,359,046)

Net increase (decrease)	137,163,324	92,371,347

Class B
Sold	5,174,739	15,511,457
Fund merger	N/A	284,690
Reinvested distributions	849,773	1,862,327
Converted to Class A*	(10,305,426)	(12,026,422)
Redeemed	(13,042,241)	(20,110,399)

Net increase (decrease)	(17,323,155)	(14,478,347)

Class C
Sold	3,538,983	5,598,507
Fund merger	N/A	643,818
Reinvested distributions	256,326	276,438
Redeemed	(2,701,608)	(2,261,573)

Net increase (decrease)	1,093,701	4,257,190

Class I
Sold	52,759,332	62,793,894
Reinvested distributions	6,742,254	6,933,962
Redeemed	(23,748,719)	(53,308,213)

Net increase (decrease)	35,752,867	16,419,643

Class R2
Sold	167,014	26,201
Fund merger	N/A	32,051
Reinvested distributions	1,834	109
Redeemed	(24,441)	—

Net increase (decrease)	144,407	58,361

Class R3
Sold	139	—
Reinvested distributions	1	—

Net increase (decrease)	140	—

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  81

Notes to Financial Statements (continued)

Year ended Aug. 31,	2010	2009
Class R4
Sold	5,744,120	5,947,185
Reinvested distributions	482,320	712,141
Redeemed	(6,705,666)	(7,634,086)

Net increase (decrease)	(479,226)	(974,760)

Class R5
Sold	4,384	—
Fund merger	N/A	60,341
Reinvested distributions	1,400	—
Redeemed	(21,371)	—

Net increase (decrease)	(15,587)	60,341

Class W
Sold	48,436,495	44,273,622
Reinvested distributions	2,874,976	5,831,507
Redeemed	(69,422,361)	(69,416,918)

Net increase (decrease)	(18,110,890)	(19,311,789)

*	Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Aug. 31, 2010, securities valued at $857,386,735 were on loan, secured by U.S. government securities valued at $41,675,353 and by cash collateral of $830,164,426 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the

82  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,235,522 earned from securities lending for the year ended Aug. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Aug. 31, 2010, were as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance Aug. 31, 2009	—	$—	—	$—
Opened	284,746,573	6,570,074	80,001,019	5,588,774
Closed	(284,746,573)	(6,570,074)	(80,001,019)	(5,588,774)

Balance Aug. 31, 2010	—	$—	—	$—

9.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $3,425,783,840 and $3,930,370,565, respectively, for the year ended Aug. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Aug. 31, 2010, can be found in the Portfolio of Investments.

10.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  83

Notes to Financial Statements (continued)

other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Aug. 31, 2010.

11.	FUND MERGER

At the close of business on Aug. 28, 2009, Columbia Diversified Bond Fund acquired the assets and assumed the identified liabilities of Seligman Core Fixed Income Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of Columbia Diversified Bond Fund immediately before the acquisition were $4,064,386,305 and the combined net assets immediately after the acquisition were $4,074,808,638.

The merger was accomplished by a tax-free exchange of 1,510,167 shares of Seligman Core Fixed Income Fund valued at $10,422,333.

84  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

In exchange for the Seligman Core Fixed Income Fund shares and net assets, Columbia Diversified Bond Fund issued the following number of shares:

Shares
Class A	1,176,850
Class B	284,690
Class C	643,818
Class R2*	32,051
Class R5*	60,341

*	Effective Aug. 29, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.

The components of Seligman Core Fixed Income Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Excess of
				Accumulated	distributions over
	Total	Capital	Unrealized	net	net investment
	net assets	stock	depreciation	realized loss	income
Seligman Core Fixed Income Fund	$10,422,333	$12,500,877	$(451,697)	$(1,618,941)	$(7,906)

12.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,329,482 and accumulated net realized loss has been decreased by $34,976,940 resulting in a net reclassification adjustment to decrease paid-in capital by $36,306,422.

The tax character of distributions paid for the years indicated was as follows:

Year ended Aug. 31,	2010	2009
Ordinary income	$152,065,434	$161,907,695
Long-term capital gain	—	—

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  85

Notes to Financial Statements (continued)

At Aug. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,481,551
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(22,648,830)
Unrealized appreciation (depreciation)	$172,670,695

For federal income tax purposes, the Fund had a capital loss carry-over of $22,648,830 at Aug. 31, 2010 that if not offset by capital gains will expire as follows:

2012	2013	2014	2017

$5,227,159	$3,354,885	$10,357,129	$3,709,657

For the year ended Aug. 31, 2010, $49,658,521 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

14.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery.

86  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  87

Notes to Financial Statements (continued)

to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

88  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Columbia Diversified Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund) (the Fund) of the RiverSource Diversified Income Series, Inc. as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended August 31, 2006, were audited by other auditors whose report dated October 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  89

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Diversified Bond Fund of the RiverSource Diversified Income Series, Inc. at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 20, 2010

90  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Aug. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	7.82%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  91

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 150 RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders’ meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 1/5/99	Chair, RiverSource and Threadneedle Funds, 1999-2006; former Governor of Minnesota	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

92  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

*	Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  93

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

94  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 — October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Treasurer since 7/10/02	Chief Financial Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President — Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  95

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 — May 2005

96  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  97

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to the Fund. Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund’s Board of Directors (the “Board”), including the independent Board members (the “Independent Directors”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s proposed expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:  The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by

98  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund’s operations, most notably, management’s announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the “Columbia Transaction”) and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager’s new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management’s affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity’s ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  99

Approval of Investment Management Services
Agreement (continued)

comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:  The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its peer group, as well as data showing the Fund’s contribution to Columbia Management’s profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds’ family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund’s total expense ratio (after considering continued expense caps/waivers) approximated the peer group’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the “pricing philosophy” of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also

100  COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT

considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:  The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA DIVERSIFIED BOND FUND — 2010 ANNUAL REPORT  101

Columbia Diversified Bond Fund
(formerly known as RiverSource Diversified Bond Fund)
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2010 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6495 AE (10/10)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Diversified Income Series, Inc. were as follows:
2010 — $26,487     2009 — $26,431
(b)	Audit-Related Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Diversified Income Series, Inc. were as follows:
2010 — $3,330     2009 — $375
(c)	Tax Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Diversified Income Series, Inc. were as follows:
2010 — $3,514     2009 — $4,257
(d)	All Other Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Diversified Income Series, Inc. were as follows:

2010 — $0     2009 — $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:
2010 — $2,402,805     2009 — $827,118
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Diversified Income Series, Inc.
By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date November 5, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date November 5, 2010

By	/s/ Jeffrey P. Fox
Jeffrey P. Fox
Treasurer and Principal Financial Officer

Date November 5, 2010